                                                                    EXHIBIT 10.4

                                 LEASE AGREEMENT

                          600 NORTH WINDS CENTER WEST,
                               ALPHARETTA, GEORGIA

                                 BY AND BETWEEN

                             NORTHWINDS CENTER, L.P.
                          A GEORGIA LIMITED PARTNERSHIP
                                  ("LANDLORD")

                                       AND

                            GWINNETT BANKING COMPANY
                          A GEORGIA BANKING CORPORATION
                                   ("TENANT")

                                  JULY 26, 2000

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Article 1 BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS..................1

Article 2 DEMISE; COMMON AREAS.............................................3

Article 3 RENT.............................................................3

Article 4 OPERATING COSTS AND TAXES........................................4

Article 5 SERVICES.........................................................5

Article 6 ASSIGNMENT AND SUBLETTING........................................8

Article 7 REPAIRS, MAINTENANCE.............................................8

Article 8 ALTERATIONS......................................................9

Article 9 USE AND COMPLIANCE WITH LAWS....................................10

Article 10 DEFAULT AND REMEDIES...........................................12

Article 11 INSURANCE......................................................15

Article 12 DAMAGE BY FIRE OR OTHER CASUALLY...............................17

Article 13 CONDEMNATION...................................................19

Article 14 WAIVER AND INDEMNIFICATION.....................................20

Article 15 SUBORDINATION; ESTOPPEL CERTIFICATES...........................20

Article 16 SURRENDER OF THE PREMISES......................................22

Article 17 BROKERAGE......................................................23

Article 18 NOTICES........................................................24

Article 19 BANKRUPTCY.....................................................24

Article 20 MISCELLANEOUS..................................................26


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

                                    EXHIBITS

         The following Exhibits are attached hereto and by this reference made a part of this Lease:

EXHIBIT "A"         --     FLOOR PLAN OF THE PREMISES

EXHIBIT "B"         --     LEASEHOLD IMPROVEMENTS

EXHIBIT "C"         --     ADDITIONAL TERMS AND PROVISIONS

EXHIBIT "D"         --     RULES AND REGULATIONS

EXHIBIT "E"         --     DEFINITIONS

EXHIBIT "F"         --     JANITORIAL SPECIFICATIONS

EXHIBIT "G"         --     FORM OF SUBORDINATION, NON-DISTURBANCE AND
                           ATTORNMENT AGREEMENT

EXHIBIT "H"         --     FORM OF TENANT ESTOPPEL

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") is made and entered into as of the 26th day of July, 2000, by and between NORTHWINDS CENTER, L.P., a Georgia limited partnership ("Landlord"), and GWINNETT BANKING COMPANY, a Georgia banking corporation ("Tenant"), upon all the terms set forth in this Lease and in all exhibits hereto, to each and all of which terms Landlord and Tenant hereby mutually agree, and in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the rents, agreements and benefits flowing between the parties hereto, as follows:

                                    ARTICLE 1
                 BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

         Section 1.1 Each of the terms capitalized and defined in this Section shall have the indicated meaning.

A.       Premises:                  Approximately 5,070 rentable square feet
                                    (tile "Premises RSF") on the first floor of the Building, as approximately depicted on the floor plan attached hereto as Exhibit
                                    "A".

B.        Building:                 The building known as 600 NorthWinds Center
                                    West, 11675 Rainwater Drive, Alpharetta,
                                    Georgia 30004, containing approximately
                                    148,058 rentable square feet (the "Building
                                    RSF").

C.        Commencement Date:        Subject to adjustment as provided in Exhibit
                                    "B"., the Commencement Date shall be the date on which the Leasehold Improvements are Substantially Complete (as defined ill
                                    Exhibit "B").

D.        Term; Extension Term:     The initial Term shall be the five (5) year
                                    period commencing on the Commencement Date and shall expire at midnight on the day on which such period expires, subject to earlier termination as herein provided (the
                                    "Initial Term"). Tenant may extend such
                                    Initial Term for two (2) extension terms of five (5) years, subject to and as set forth in Article 28 of this Lease. Unless the "Initial Term" is specified, the word "Term" as used in this Lease shall mean the Initial
                                    Term and any extension term exercised by Tenant.

E.        Tenant's Share:           Approximately three and forty-two hundredths
                                    percent (3.42%), representing the ratio that the Premises RSF bears to the Building RSF, subject to adjustment pursuant to the terms and provisions of this Lease.

F.       Base Rent                  The initial Base Rent per square foot of
                                    Premises RSF will be Twenty-Two and No/100
                                    Dollars ($22.00). The Base Rent shall be increased at the expiration of each twelve
                                    (12) month period of the Term by three
                                    percent (3%) of the Net Base Rent applicable during the then expiring twelve (12) month period. For purposes hereof, the phrase "Net
                                    Base Rent" means the then applicable Base
                                    Rent less Tenant's Share of the Base Year
                                    Operating Costs and Base Year Taxes.

G.       Base Year Operating        The Base Year Operating Costs and Base Year
         Costs and Base Year        Taxes shall be the greater of the (i)
         Taxes:                     annualized Operating Costs and Taxes,
                                    respectively, for the calendar year 2001
                                    (the "Base Year"), subject to adjustment pursuant to Section 4.2 of this Lease, or
                                    (ii) in the aggregate, an amount equal to the product of Six and No/100 Dollars
                                    ($6.00) per rentable square foot multiplied by the Building RSF.

H.       Permitted Use:             Tenant may use the Premises only for general
                                    office purposes for the conduct of Tenant's business, subject to the terms and provisions of this Lease.

I.       Security Deposit:          No security deposit initially required, as
                                    set forth in Section 20.12 hereof.

J.       Tenant Improvement         Twenty and No/100 Dollars ($20.00) per
         Allowance:                 square foot of the Premises RSF, as set
                                    forth in Exhibit "B".

K.       Broker(s):                 Tenant's Broker: Richard Bowers & Co.
                                    Landlord's Broker: Pope & Land Enterprises,
                                    Inc.

L.       Landlord's Address for     Northwinds Center, L.P.                  WITH A COPY TO:
         Notice:                    Cumberland Center IV                     Kilpatrick Stockton LLP
                                    3225 Cumberland Boulevard, Suite 400     1100 Peachtree Street, Suite 2800
                                    Atlanta, Georgia 30339-5939              Atlanta Georgia 30309
                                    Attention: Adams D. Little III           Attention: Tim Carssow

M.       Landlord's Address for     Northwinds Center, L.P.
         Payment:                   Cumberland Center IV
                                    3225 Cumberland Blvd., Suite 400
                                    Atlanta, Georgia 30339-5939
                                    Attention: Accounting Dept.

N.       Tenant's Address for       Gwinnett Banking Company
         Notice:                    165 Nash Street
                                    Lawrenceville, Georgia 30045
                                    Attention: John Hopkins

                                    ARTICLE 2
                              DEMISE; COMMON AREAS

         Subject to the terms hereof, Landlord hereby leases the Premises to Tenant, and Tenant hereby rents and hires the Premises from Landlord, for the Term. During the Term and subject to the terms and provisions of this Lease, Tenant shall have the non-exclusive right to use the Common Areas. "Common Areas" shall mean all areas and spaces made available by Landlord from time to time for the common and non-exclusive use of Landlord, Tenant, other tenants and occupants of tile Building, or of the Project, and others designated by Landlord, including, without limitation, loading docks and loading areas. Tenant agrees and acknowledges that the Premises does not include, and Landlord hereby expressly reserves for its sole and exclusive use, any and all areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) to which Tenant and other occupants of the Building will not have access (the "Service Areas"), including, but not limited to: janitor closets and mechanical, telephone, electrical and similar rooms; air and water refrigeration equipment; elevator, pipe and other vertical shafts and ducts and flues; stairwells; and any area above the acoustical ceiling. Notwithstanding anything to the contrary contained herein, Landlord shall have the unrestricted right to make changes to or to reconfigure all portions of the Project, including, without limitation, the Common Areas and Service Areas, in Landlord's reasonable discretion, and Landlord shall have the right to close, from time to time, the Common Areas and other portions of the Project for such temporary periods as Landlord deems legally sufficient to evidence Landlord's ownership and control thereof and to prevent any claim of adverse possession by, or any implied or actual dedication to, the public or any party other than Landlord.

                                    ARTICLE 3
                                      RENT

         Tenant shall pay to Landlord: (a) the Base Rent in equal monthly installments, in advance, on the first day of each calendar month during the Term; and (b) the Additional Rent, at thc respective times required hereunder. One monthly installment of Base Rent shall be paid in advance on the date of Tenant's execution of this Lease and applied to the first monthly installment of Base Rent coming due under this Lease. Payment of Base Rent for any partial month shall be prorated for such month. Tenant shall pay the Rent all in accordance with the terms and provisions of this Lease without notice, demand, offset or deduction and in lawful money of the United States at Landlord's Address for Payment, or at such other place as Landlord shall designate in writing from time to time. Tenant's covenant to pay Rent is independent of any other covenant, condition, provision or agreement of this Lease. All past due installments of Rent shall be subject to a late charge of five percent (5%) of the past due amounts and shall additionally bear interest at the Interest Rate accruing from the due date until paid. The late charge is intended to reimburse Landlord for administrative costs incurred by Landlord as a result of Tenant's late payment, and is not a penalty. On the first annual anniversary of the Commencement Date, and on each and every annual anniversary of the Commencement Date thereafter during the Term, the Base Rent shall be increased as specified in Section 1.1(F).

                                    ARTICLE 4
                            OPERATING COSTS AND TAXES

         Section 4.1 Tenant shall pay to Landlord Tenant's Share of Excess Operating Costs and Excess Taxes for each calendar year or fractional calendar year during the Term in accordance with the terms and provisions of this
Article 4.

                  (a) Prior to the first business day (or as soon thereafter as is practicable) of each calendar year after tile Base Year, Landlord shall give Tenant a statement setting forth Landlord's estimate of Excess Operating Costs and Excess Taxes for such calendar year and Tenant's Share hereof. With respect to the first calendar year after the Base Year, (i) if such statement is given prior to January 1 of such year, then on January 1 and on the first day of each month during such calendar year Tenant shall pay to Landlord the Monthly Installment of Excess Operating Costs and Excess Taxes for such calendar year, or (ii) if such statement is given on or after January 1 of such year, then within ten (10) days after such statement is given Tenant shall pay to Landlord the product of the amount of the Monthly Installment of Excess Operating Costs and Excess Taxes for such calendar year multiplied by the number of months during such calendar year occurring prior to the date of such payment (including the month during which such payment is made) and thereafter Tenant shall pay to Landlord, on the first day of each month during the remainder of such calendar year, the Monthly Installment of Excess Operating Costs and Excess Taxes for such calendar year. With respect to the second and subsequent calendar years after the Base Year, (i) if such statement is given prior to January I of such year, then on January I and on the first day of each month during such calendar year Tenant shall pay to Landlord the Monthly Installment of Excess Operating Costs and Excess Taxes for such calendar year, or (ii) if for any reason such statement is given on or after January 1 of such year, then until Tenant is given such statement Tenant shall continue to pay to Landlord, on January 1 and on the first day of each month until the date on which such statement is given, tile Monthly Installment of Excess Operating Costs and Excess Taxes for the preceding calendar year, and (A) within ten
         (10) days after such statement is given Tenant shall pay to Landlord any underpayment by Tenant, or, in tile event of an overpayment by Tenant, such overpayment shall be applied as a credit against the next installment(s) of Rent payable under this Lease, and (B) thereafter Tenant shall pay to Landlord, on tile first day of each month during the remainder of the calendar year to which such statement relates, the Monthly Installment of Excess Operating Costs and Excess Taxes for such calendar year. For purposes of clause (ii)(A) of the preceding sentence, ally underpayment or overpayment shall be determined based on the amount of Monthly Installments of Excess Operating Costs and Excess Taxes paid by Tenant for such calendar year prior to the date on which such statement is given relative to the amount of Monthly Installments of Excess Operating Costs and Excess

         Taxes that would have been payable by Tenant prior to the date on which such statement is given if such statement had been given prior to January I of such calendar year. Landlord may, from time to time during any calendar year after the Base Year, notify Tenant in writing of any change in Landlord's estimate of Excess Operating Costs or Excess Taxes, or both of them, for the remainder of such calendar year, in which event the Monthly Installment of Excess Operating Costs and Excess Taxes payable for each of the remaining months of such calendar year shall be adjusted to reflect such change.

                  (b) On approximately the first day of April of the second year after the Base Year and each subsequent year during the Term (or as soon thereafter as is practicable), Landlord shall give Tenant a statement of the actual Excess Operating Costs and Excess Taxes incurred or paid for the preceding calendar year and of Tenant's Share thereof. Within thirty (30) days after such statement is given, Tenant shall pay to Landlord the amount by which Tenant's Share of Excess Operating Costs and Excess Taxes for such preceding calendar year, as shown on Landlord's statement, exceeds the aggregate of the amount paid by Tenant therefor, or, in the event of any overpayment by Tenant, such overpayment by Tenant shall be applied as a credit against the next installment(s) of Rent payable under this Lease.

         Section 4.2 If the Building is not fully occupied (meaning ninety-five percent (95%) of the Building RSF) during any full or fractional calendar year of the Term (including, without limitation, the Base Year), the actual Operating Costs and Taxes for such calendar year shall be adjusted to the amount that, in the reasonable estimation of Landlord, would have been incurred or paid if the Building had been fully occupied for such calendar year.

         Section 4.3 If at any time during the Term taxes, assessments, excises, levies, or other fees or charges of any kind or nature whatsoever by any public authority are levied, imposed, assessed, charged, confirmed, or imposed on the rents received from the Project, then the same shall be paid when due by Tenant to the extent attributable to the Rent payable hereunder by Tenant or reserved herein. Tenant shall pay when due any taxes, assessments, excises, levies, and other fees and charges of any kind or nature whatsoever by any public authority that are now or hereafter levied, imposed, assessed, charged, confirmed, or imposed on or against (i) the personal property in the Premises, or (ii) the leasehold improvements in the Premises (but only if and to the extent similar leasehold improvements in the premises of other tenants in the Building are also separately taxed or assessed).

                                    ARTICLE 5
                                    SERVICES

         Section 5.1 Provided Tenant has not abandoned the Premises and there exists no event of default on behalf of Tenant, Landlord agrees to furnish or cause to be furnished to the Premises, the following services, subject to all other provisions of this Lease:

                  (a) Elevator Service; Access. Except during periods of repair or reconditioning or emergencies, Landlord shall use reasonable efforts to provide automatic elevator facilities (if applicable) during Business Hours (as hereinafter defined) and have at least one (I) elevator available for use at all other times to provide Tenant within twenty-four hour access to the Premises seven days per week during the Term. Tenant may use the freight elevator of the Building subject to reasonable advance written notice to Landlord for scheduling such use and to the requirements of other uses of such elevator. In the event Landlord installs a card or keypad access system for entry into the Building or any floor thereof on which any portion of the Premises is located, Landlord shall furnish to Tenant a reasonable number of access cards or a security code, as the case may be, without charge; provided, however, Landlord may charge a reasonable deposit for any such access cards furnished to Tenant.

                  (b) Heat and Air Conditioning. Landlord shall cause to be furnished seasonable air conditioning and heating from 7:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 1:00 p.m., Saturday (in all events excluding Holidays), at such temperatures and in such amounts as is customary in buildings of comparable size, quality and in the general vicinity of the Building, with such adjustments as Landlord reasonably deems necessary for the comfortable occupancy of the Premises, subject to any governmental requirements, ordinances, rules, regulations, guidelines or standards relating to, among other things, energy conservation. Tenant may request air conditioning and heating for all or any portion of the Premises during Holidays or during hours other than the aforesaid hours by written notice given to Landlord on or before such reasonable advance notice deadline as may be established by Landlord from time to time, which notice shall specify the hours, and, in the event the Premises is composed of more than one air conditioning and heating zone, the zone or zones, for which such air conditioning and heating is requested. The charge for such air conditioning and heating during Holidays or during hours other than the aforesaid hours shall initially be Thirty-five and No/100 Dollars ($35.00) per hour, or portion of all hour, per floor, or portion of a floor (which charge is subject to change at Landlord's reasonable discretion), and, in the event Tenant and another tenant request such air conditioning and heating for the same time period and for the same floor, such charge shall be prorated (based on the relative rentable square footage of each such tenant's premises within the common floor) between Tenant and such other tenants.

                  (c) Electricity. Landlord shall cause to be furnished to the Premises electric current for Building standard light levels produced by Building standard fluorescent lighting fixtures installed or approved by Landlord and for the operation of small office machines and equipment having low electrical consumption; provided, however, Tenant shall be solely responsible for the costs of electrical consumption in excess of (i) 3.5 watts for each usable square foot of the Premises for Building standard lighting, (ii) 1.5 watts for each such usable square foot for incidental uses of usual and normal standard office machines and equipment, or (iii) 2.0 watts for each such usable square foot for additional capacity (which costs, if any, are herein called "Excess Consumption Costs"). Without in any way limiting Tenant's responsibility for Excess Consumption Costs. Landlord reserves the right to prohibit installation within the Premises of machines and equipment that would result in the electrical consumption of the Premises being in excess of said wattages. Without tile express written consent of Landlord, Tenant shall not use electric current in excess of tire capacity of the feeders or lines to the Building or the risers or wiring installation of the Building or the Premises. Landlord may determine Excess Consumption Costs by a survey performed by a reputable consultant or by an additional separate meter in the Premises, the cost of such survey or meter to be borne by Tenant.

                  (d) Water. Landlord shall cause to be furnished water for drinking, cleaning and lavatory purposes only.

                  (e) Janitorial Services. Landlord shall provide janitorial services to tire Premises in a manner comparable to that provided in other office buildings of similar size, quality and in the general vicinity of the Building and substantially in accordance with the specifications attached hereto as Exhibit "F", provided the Premises are used exclusively as offices and further provided Tenant complies with Article 7 hereof.

                  (f) Security Monitoring. Landlord shall arrange for Building security to be monitored by personnel at a desk to be located on the ground floor of the Building in a manner and at times substantially comparable to that provided in other office buildings of similar size, quality and location as the Building, as determined by Landlord in its reasonable discretion. Tenant acknowledges, however, that such security monitoring personnel will not be a "security guard" and in no event whatsoever shall Landlord have any liability whatsoever for any lack of security in the Building, tile parking areas or other portions of tire Project or for the admission to the Building, or the refusal to admit to the Building, of any person.

                  (g) Lamp Replacement. Landlord shall upon request replace, on an as-needed basis, Building-standard fluorescent tubes in Building-standard fluorescent lighting fixtures provided by Landlord pursuant to Exhibit "B" to this Lease and installed in the ceiling of the Premises, the cost of which shall be an Operating Cost. Tenant shall, at its cost and expense, replace, on an as-needed basis, all other tubes or bulbs or similar devices in lighting fixtures installed in Premises.

         Section 5.2 The services, including without limitation utilities, shall be furnished, at Landlord's election, by Landlord or by another supplier selected by Landlord from time to time and shall be subject to the rules and regulations of the supplier of such service and any applicable rules and regulations of any municipal or other governmental authority. No interruption or stoppage from any cause of the services referred to in this Article 5 or any other services furnished to the Premises or the Building, including, without limitation, utilities, shall make Landlord liable in any respect for damages to any person, property or business, or be construed as an eviction of Tenant, or entitle Tenant to any abatement of Rent or other relief from any of Tenant's obligations under this Lease.

                                    ARTICLE 6
                            ASSIGNMENT AND SUBLETTING

         Tenant shall not assign, mortgage, pledge, encumber or otherwise transfer this Lease or any portion thereof, or the interest of Tenant under this Lease, or sublease the Premises, or any portion thereof, by operation of law or otherwise, or permit any person or entity other than Tenant to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord which consent may not be unreasonably withheld or delayed; provided, however, Tenant may assign or transfer its interest in this Lease or sublet the Premises, or any portion thereof, to a Permitted Assignee (as hereinafter defined) without obtaining Landlord's consent, so long as Tenant gives Landlord prior written notice thereof. For purposes hereof, a "Permitted Assignee" means any person or entity that controls Tenant, is controlled by Tenant, or is under common control with Tenant ("control" meaning ownership of greater than fifty percent (50%) of the equity interest ill the controlled person or entity). No acceptance by Landlord of any Rent or any other sum of money from any assignee, subtenant or other transferee shall be deemed to constitute Landlord's consent to any assignment, sublease, mortgage, pledge, encumbrance or other transfer. Tenant acknowledges and agrees that any consent by Landlord pursuant to this Article 6 shall not be deemed to be a consent to any subsequent assignment, sublease, mortgage, pledge, encumbrance or any other agreement or other action to which Landlord's consent is required, whether or not such consent by Landlord shall expressly limit the application thereof to the consent then being given. In no event whatsoever shall (x) Tenant sublet, assign or otherwise endeavor to transfer any interest of Tenant in this Lease to any other tenant of space in the Building, (y) Tenant sublet, or list, advertise or otherwise publicize in any way the availability of, all or any part of the Premises at a rental rate which is less than the rate for which Landlord is then offering any other space in the Building or any other improvements of which the Building and Premises form a part, or (z) any advertisement or other publication for subletting or assignment state the name (as distinguished from the address) of the Building or of the office park in which the Building is located. Any attempted assignment, mortgage, pledge, encumbrance or other transfer or sublease by Tenant in violation of the terms and provisions of this Article 6 shall be void and shall constitute a material breach of this Lease. In no event shall any assignment, subletting, mortgage, pledge, encumbrance or other transfer, whether or not with Landlord's consent, relieve the transferring Tenant of its primary liability under this Lease for the entire Term, and such Tenant shall in no way be released from the full and complete performance of all the terms hereof. Landlord shall be entitled to one-half of all rental payable to the transferring Tenant pursuant to any assignment, subletting or other transfer in excess of the Rent hereunder.

                                    ARTICLE 7
                              REPAIRS, MAINTENANCE

         Section 7.1 Tenant shall, at Tenant's sole cost and expense, (i) maintain and keep the interior of the Premises (including, but not limited to, all fixtures, walls, ceilings, floors, doors, windows and equipment which are a part of the Premises) in good repair and condition, (ii) repair or replace any damage or injury done to the Building or any other part of the Project caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors or resulting from a breach of its obligations under this Section 7.1 or Section 7.2 and (iii) indemnify and hold Landlord harmless from any and all costs, expenses (including reasonable attorneys' fees), claims and causes of action arising from or incurred by and/or asserted in connection with such maintenance, repairs, replacements, damage or injury or Tenant's breach of its obligations under this
Section 7.1 or Section 7.2. Tenant shall continue to pay Rent, without abatement, during any period that repairs or replacements are performed or required to be performed by Tenant. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, ordinary wear and tear excepted, or otherwise satisfy its repair and replacement obligations, Landlord shall have the right to perform such maintenance, repairs and replacements at Tenant's expense. Tenant shall pay to Landlord on demand any such cost or expense incurred by Landlord, together with interest thereon at the Interest Rate from the date of demand until paid.

         Section 7.2 All maintenance, repairs or replacements made by Tenant pursuant to Section 7.1 shall be performed in a good and workmanlike manner by contractors or other repair personnel satisfactory to Landlord. In no event shall Tenant or its contractors or repair personnel do any work or permit any work to be done affecting (i) the structural components of the Building, or
(ii) Building Systems. In no event shall such work be done for Landlord's account or in a manner which allows any liens to be filed against the Project, or any portion thereof. To the extent any maintenance, repairs or replacements involve the making of alterations, Tenant shall comply with the provisions of
Article 8.

                                    ARTICLE 8
                                   ALTERATIONS

         Section 8.1 Tenant shall not make any alterations to the Premises without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld or delayed; provided, however, that in the event any such proposed alteration would, in the reasonable judgment of Landlord, affect any structural components of the Building or any of the Building Systems, Landlord may withhold its consent to any such alteration in its sole discretion. Without in any way limiting Landlord's consent rights, Landlord may withhold its consent to any alteration until (a) Landlord is satisfied that the contractor proposed by Tenant to make such alterations, and the insurance coverage to be provided by Contractor in connection with the work, are reasonably acceptable to Landlord, (b) Landlord approves final and complete plans and specifications for the work and (c) the appropriate governmental agency has approved the plans and specifications for such work. Upon Tenant's receipt of written consent from Landlord and any required consent of any mortgagee or lessor of Landlord and any such governmental agency, and upon Tenant's payment to Landlord of any fees charged by any mortgagee or lessor of Landlord for such review and consent, Tenant shall have the right to proceed with the construction of all approved alterations, but only so long as such alterations are made by a contractor reasonably acceptable to Landlord in strict compliance with plans and specifications to which Landlord has consented and with the provisions of this
Article 8. All alterations shall be made at Tenant's sole cost and expense. Tenant shall keep the Project, the Building and the Premises and Landlord's interest therein free from any liens arising from any work performed, materials furnished, or obligations incurred by, or on behalf of, Tenant. Notice is hereby given that neither Landlord nor any mortgagee or lessor of Landlord shall be liable for any labor or materials furnished to Tenant except as furnished to Tenant by Landlord pursuant to this Lease. Within ten (10) business days after Tenant learns of the filing of any lien, Tenant shall notify Landlord of such lien and shall either discharge and cancel such lien of record or post a bond sufficient under the laws of the State of Georgia to cause the lien to be canceled of record. If Tenant fails to so discharge or bond over such lien within twenty (20) days after the earlier of Tenant becoming aware of such lien or written demand from Landlord, Landlord shall have the right, at Landlord's option, to pay the full amount of such lien without inquiry into the validity thereof, and Landlord shall be promptly reimbursed by Tenant, as Additional Rent, for all amounts so paid by Landlord, including expenses, interest, and attorneys' fees.

         Section 8.2 All construction, alterations and repair work done by or for Tenant shall: (a) be performed in such a manner as to maintain harmonious labor relations; (b) not adversely affect any structural component of the Building or any of the Building Systems or the safety of the Project, the Building or the Premises; (c) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and insurance requirements, including, without limitation, ADA requirements; (d) not result in any usage in excess of building standard water, electricity, gas, or other utilities or heating, ventilating or air-conditioning (either during or after such work) unless prior written arrangements satisfactory to Landlord are made with respect thereto; (e) be completed promptly and in a good and workmanlike manner; and (f) not disturb Landlord or other tenants in the Building. After completion of any alterations to the Premises, Tenant will deliver to Landlord a copy of "as built" plans and specifications depicting and describing such alterations.

         Section 8.3 Landlord hereby reserves the right and at all times shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to ally part of the Project (including, without limitation, Common Areas and structural elements and load bearing elements within the Premises) and to enclose and/or change the arrangement and/or location of driveways or parking areas or landscaping or other Common Areas all without being held guilty of an actual or constructive eviction of Tenant or breach of the implied warranty of suitability or of any term of this Lease and without an abatement of Rent.

                                    ARTICLE 9
                          USE AND COMPLIANCE WITH LAWS

         Section 9.1 The Premises shall be used only for the Permitted Use, as restricted by the Restricted Uses, and for no other purposes whatsoever. Tenant shall be responsible for determining whether such use is in lawful and shall use and maintain the Premises in a clean, careful, safe, lawful and proper manner and shall not allow within the Premises, any offensive noise, odor, conduct or private or public nuisance or permit Tenant's employees, agents, licensees or invitees to create a public or private nuisance or act in a disorderly manner within the Building or in the Project.

         Section 9.2 Tenant shall, at Tenant's sole expense: (a) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, including, without limitation, the ADA and the making of any alterations to the Premises required thereby; (b) comply with any directive, order or citation made pursuant to law by any public officer requiring abatement of any nuisance caused by the activities of Tenant or which imposes upon Landlord or Tenant any duty .or obligation arising from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any of Tenant's obligations hereunder or by or through other fault of Tenant; (e) comply with all customary insurance requirements applicable to the Premises; (d) comply with the provisions of any covenants, conditions or restrictions applicable to the Land or the Building; and (e) indemnify and hold Landlord harmless from any loss, cost or claim or expenses which Landlord incurs or suffers by reason of Tenant's failure to comply with its obligations under clauses (a), (b), (c) or
(d), above. If Tenant receives notice of any such directive, order citation or of any violation of any law, order, ordinance, regulation, insurance requirement, or any covenant, condition or restriction, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice. Any alterations required to be made hereunder shall be made in accordance with Article 8 of this Lease.

         Section 9.3 Tenant shall not use or permit the use of the Premises or any portion of the Project for the storage, treatment, use, production or disposal of any Hazardous Materials, other than those which might be incidental to and commonly used iii general executive administrative offices and which are stored or used in accordance with all applicable laws, rules and regulations. Tenant does hereby indemnify and hold Landlord harmless from and against any and all claims and damages, including, without limitation, any damage to any property or injury to or death of any person, arising as a result of Tenant's violation of the foregoing provision. Tenant's indemnity shall include the obligation to reimburse Landlord for any and all costs and expenses (including reasonable attorneys' fees) incurred by Landlord, its agents or employees as a result of Tenant's violation. Except as may be disclosed in that certain Phase I Environmental Assessment and Asbestos Survey dated on or about March 2, 1995 (Project No. 950239-01-05), that certain Phase II Environmental Assessment dated on or about March 14, 1995 (Project No. 950239-01-05), that certain Phase I Environmental Assessment Update dated May 28, 1998 (Project No. 980655-01) and that certain Phase II Environmental Assessment dated July 7, 1998 (Project No. 980655-02), each prepared by United Consulting Group with respect to the area referenced therein, which area includes the Land, Landlord does not have any actual, present knowledge that any Hazardous Material is located on the Land in violation of applicable law, as presently existing, interpreted and enforced. Tenant hereby acknowledges receipt of a copy of each of the aforesaid environmental reports, or executive summaries thereof prepared by United Consulting Group. Landlord does not represent or warrant to Tenant that the findings disclosed in any such reports or summaries are correct.

                                   ARTICLE 10
                              DEFAULT AND REMEDIES

         Section 10.1 The occurrence of any of the events described below shall constitute a default by Tenant under this Lease.

                  (a) Failure to Pay Rent. The failure by Tenant to make payment of Rent to Landlord when due; provided, however, that the first two (2) such failures during any twelve (12) month period shall not constitute a default by Tenant so long as Tenant makes such payment within five (5) days after written notice to Tenant, it being acknowledged and agreed that any subsequent failure during such twelve
         (12) month period to make payment of Rent when due shall immediately constitute a default by Tenant without notice or an opportunity to cure.

                  (b)      Failure to Perform. Except for a failure covered by
         Section 10.1(a), any failure by Tenant to perform any provision of this Lease to be performed by Tenant where such failure continues for thirty
         (30) days after written notice to Tenant.

                  (c) Bankruptcy, Insolvency, Etc. If Tenant or any Guarantor, (i) cannot meet its obligations as they become due, (ii) becomes or is declared insolvent according to any law, (iii) makes a transfer in fraud of creditors according to any applicable law, (iv) assigns or conveys all or a substantial portion of its property for the benefit of creditors or (v) files a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (collectively, "applicable bankruptcy law"); a receiver or trustee is appointed for Tenant or Guarantor or its property, the interest of Tenant or Guarantor under this Lease is levied on under execution or under other legal process; any involuntary petition is filed against Tenant or Guarantor under applicable bankruptcy law, or any action is taken to reorganize or modify Tenant's or Guarantor's capital structure if either Tenant or Guarantor be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant or Guarantor shall constitute a breach of this Lease if Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within ninety (90) days from the date of its creation, service or filing).

                  (d) Dissolution or Liquidation. If Tenant is a corporation or partnership, Tenant dissolves or liquidates or otherwise fails to maintain its corporate or partnership structure, as applicable.

                  (e) Unpermitted Assignment or Sublease. If Tenant makes or attempts to make an unpermitted assignment of this Lease or sublease of all or any portion of the Premises.

         Section 10.2 Upon the occurrence of any default by Tenant specified in Section 10.1 hereof or other default of Tenant, Landlord, at its option, may in addition to all other rights and remedies provided herein or at law or in equity, exercise one or more of the remedies set forth below:

                  (a) Termination. Landlord may terminate this Lease with respect to, at Landlord's option, all or any portion of the Premises by written notice to Tenant, in which event Tenant shall immediately surrender the Premises or the applicable portion thereof to Landlord, and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim of damages therefor. Upon any such termination, Tenant shall be and remain liable for all obligations of Tenant arising or accruing under this Lease prior to the time of termination and, in addition thereto, for the amounts provided for in Section 10.2(d) hereof.

                  (b) Terminate Possession. Landlord may terminate Tenant's right of possession with respect to, at Landlord's option, all or any portion of the Premises (without terminating this Lease), by written notice to Tenant specifying the date of termination in such notice, and, on or after such date, enter upon and take possession of the Premises or the applicable portion thereof and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by entry, dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution of any claim of damages therefor, and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's reasonable judgment, may be necessary to relet the Premises, and Landlord may, but shall be under no obligation to do so, relet the Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease term under this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with or without advertisement, or by private negotiations, and receive the rent therefor. Upon each such reletting, all rentals and other sums received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses incurred by Landlord in connection with any such reletting, including reasonable attorneys' fees (collectively, "Reletting Costs"); third, to the payment of Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month are less than the amount of Rent to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. If such rentals and the sums received from such reletting during any month shall be more than the amount of Rent to be paid during that month by Tenant hereunder, Tenant shall have no right to, and shall receive no credit for, the excess. No such reentry or taking of possession of the Premises by Landlord (whether through entry, dispossessory suit or otherwise) shall be construed as an election on

         Landlord's part to terminate this Lease unless a written notice of such termination be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time elect by written notice to Tenant to terminate this Lease for such previous event of default.

                  (c) Entry. Landlord may enter upon the Premises, without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees, which Landlord may actually incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages from such action.

                  (d) Acceleration. If this Lease is terminated by Landlord with respect to, at Landlord's option, all or any portion of the Premises as a result of the occurrence of an event of default, Landlord may declare to be due and payable immediately the excess of (a) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease term with respect to the applicable portion of the Premises (determined as though the Lease has not been terminated) discounted to present value by using a discount factor of five percent (5%) over (b) the then fair market rental value of the applicable portion of the Premises for the remainder of the Lease term discounted to present value by using a discount factor of five percent (5%) per annum. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, in addition to Landlord's reasonable estimate of Reletting Costs, at Landlord's address as provided herein. If Landlord exercises its rights under this Section 10.2(d), Landlord and Tenant agree that the payment of the aforesaid accelerated amount and Reletting Costs shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

                  (e) Self-Help. Landlord may, at its option, without waiving or releasing Tenant from obligations of Tenant, make any such payment or perform any such other act on behalf of Tenant. All sums so paid by Landlord, or incurred by Landlord in effecting such performance or other act, and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to timely pay any such sums.

                  (f) Cumulative Remedies. Each and every right or remedy herein conferred upon or reserved to Landlord shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE 11
                                    INSURANCE

         Section 11.1 Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following insurance:

                  (a) Public Liability Insurance. General Comprehensive Public Liability Insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or death or property damage occurring upon in or about the Premises (including contractual, indemnity and liability coverage to cover Tenant's indemnities set forth herein), such insurance to insure both Tenant and, as additional named insureds, Landlord and its subsidiaries, directors, agents and employees and the property manager, and to afford protection to the limit of not less than $3,000,000.00 combined single limit or such higher limits as Landlord may require from time to time during the Term, on an occurrence basis, in respect to injury or death to any number of persons and broad form property damage arising out or any one occurrence, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Tenant's indemnities set forth herein, with a deductible acceptable to Landlord. This insurance coverage shall extend to any liability of Tenant arising out of the indemnities provided for in tiffs Lease.

                  (b) Property Insurance. Property insurance on all-risk extended coverage basis (including coverage against fire, wind, tornado, vandalism, malicious mischief, water damage and sprinkler leakage) covering the Leasehold Improvements and all other improvements and alterations in the Premises and all fixtures, equipment and personalty located in the Premises, in an amount not less than one hundred percent (100%) of full replacement cost thereof. Such policy will be written in the names of Tenant, Landlord and any other parties reasonably designated by Landlord from time to time, as their respective interests may appear. The property insurance may provide for a commercially reasonable deductible, not to exceed $10,000.00.

                  (c) Workers Compensation Insurance. Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of Georgia.

                  (d) Employers Liability Insurance. Employer's liability insurance in an amount not less than $ 1,000,000.00.

                  (e) Builder's Risk Insurance. In the event Tenant performs any repairs or alterations in the Premises, Tenant will carry and maintain Builder's Risk insurance on an "All Risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises.

                  (f) Other Insurance. Any other form or forms of insurance or any changes or endorsements to the insurance required herein as Landlord, or any mortgagee or lessor of Landlord may reasonably require from time to time in form or in amount.

         Section 11.2 All such insurance will be issued and underwritten by companies reasonably acceptable to Landlord and will contain endorsements that
(a) such insurance may not lapse with respect to Landlord or property manager or be canceled or amended with respect to Landlord or property manager without the insurance company giving Landlord and property manager at least thirty (30) days prior written notice of such lapse, cancellation or amendment, (b) Tenant will be solely responsible for payment of premiums, (c) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord. Tenant shall deliver to Landlord duly executed originals of the certificates of such insurance evidencing in-force coverage on or before the Commencement Date. Further, Tenant shall deliver to Landlord renewals thereof at least thirty (30) days prior to the expiration of the respective policy terms.

         Section 11.3 Tenant shall not knowingly conduct or permit to be conducted in the Premises any activity, or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of casualty insurance or other insurance on the Premises or the Building, and Tenant shall comply with all customary requirements and regulations of Landlord's casualty and liability insurer. If any invalidation of coverage or increase in the rate of casualty insurance or other insurance occurs or is threatened by any insurance company due to any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to the act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and such amount shall be considered Additional Rent payable with the next monthly installment of Base Rent due under this Lease. In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.

         Section 11.4 Landlord covenants and agrees that during the Term, Landlord will carry and maintain the following insurance, the cost of which shall be included in Operating Costs and Taxes:

                  (a) Public Liability Insurance. General Comprehensive Public Liability Insurance covering the Common Areas against claims for personal or bodily injury or death or property damage occurring upon, in or about the Common Areas (including contractual, indemnity and liability coverage to cover Landlord's indemnities set forth herein), such insurance to afford protection to the limit of not less than $3,000,000 combined single limit or such higher limits as Landlord may elect, at its option, to carry from time to time, on an occurrence basis, ill respect to injury or death to any number of persons and broad form property damage arising out of any one (1) occurrence, operations hazard, owner's protective coverage, contractual liability, with a cross liability clause and a severability of interests clause to cover Landlord's indemnities set forth herein, with a commercially reasonable deductible. This insurance coverage shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease.

                  (b) Property Insurance. Property insurance on all-risk extended coverage basis (including coverage against fire, wind, tornado, vandalism, malicious mischief, water damage and sprinkler leakage) covering the Building in an amount not less than ninety percent (90%) of full replacement cost thereof, subject to a commercially reasonable deductible.

                  (c) Other Insurance. Such other insurance as Landlord may elect, at its option, to carry and maintain from time to time.

         Section 11.5 Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury or loss to the extent that such injury or loss is covered by fire, extended coverage, "All Risk" or similar policies covering real property or personal property required to be obtained and maintained hereunder (or which would have been covered if the party claiming such right of subrogation or recovery or cause of action had carried the insurance required by this Lease) or covered by any other insurance maintained by the waiving party. Written notice of the terms of the above mutual waivers shall be given to the insurance carriers of Landlord and Tenant and the parties' insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said policies by reason of such waivers.

                                   ARTICLE 12
                        DAMAGE BY FIRE OR OTHER CASUALLY

         Section 12.1 If the Building or any portion thereof is damaged or destroyed by any casualty, to the extent that, in Landlord's reasonable judgment, (a) repair of such damage or destruction would not be economically feasible, or (b) the damage or destruction to the Building cannot be repaired within one hundred eighty (180) days after the date of such damage or destruction, or (c) if the proceeds from the insurance remaining after any required payment to any mortgagee or lessor of Landlord are insufficient to repair such damage or destruction, Landlord shall have the right, at Landlord's option, to terminate this Lease by giving Tenant notice of such termination, within sixty (60) days after the date of such damage or destruction. In the event that all or substantially all of the Premises is damaged or destroyed by any casualty and such damage or destruction cannot, with reasonable efforts, be restored within one hundred eighty (180) days after the date of such casualty in order to avoid such damage or destruction causing all or a substantial portion of the Premises to be unusable by Tenant for the uses permitted hereunder in which Tenant was engaged at the Premises immediately prior to such casualty, and Tenant or Landlord, as the case may be, shows such fact to the other party to a degree of certainty reasonably acceptable to such other party, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to the other within ten (10) business days after the date of the damage or destruction.

         Section 12.2 If the Premises or any portion thereof is damaged or destroyed by any casualty against which Tenant is required to be insured hereunder, and if, in Landlord's reasonable opinion, the Premises cannot be rebuilt or made fit for Tenant's purposes within one hundred eighty (180) days after the date of such damage or destruction, or if the proceeds from the insurance Landlord or Tenant is required to maintain hereunder (or the amount of proceeds which would be available if the nonterminating party were carrying the insurance required of such party hereunder) are insufficient to repair such damage or destruction, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving the other written notice within sixty (60) days after such damage or destruction.

         Section 12.3 In the event of partial destruction or damage to the Building or the Premises which is not subject to Section 12.1 or Section 12.2 hereof, or which is subject to Section 12.1 or Section 12.2 but the applicable party (or parties) does not elect to terminate the Lease, which partial destruction or damage renders the Premises partially but not wholly untenantable, this Lease shall not terminate and Rent shall be abated in proportion to the area of the Premises which, in Landlord's reasonable opinion, cannot be used or occupied by Tenant as a result of such casualty. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, subject to force majeure or to delays caused by Tenant and to die extent and availability of insurance proceeds, restore the Premises to substantially the same condition as existed prior to such partial damage or destruction, provided that, Tenant shall pay to Landlord Tenant's insurance proceeds as required in Section 12.4. In no event shall Rent abate or shall any termination occur if damage to or destruction of the Premises is the result of the negligence or willful act of Tenant, or Tenant's agents, employees, representatives, contractors, successors, assigns, licensees or invitees.

         Section 12.4 Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building under this Article. If Landlord is required by this Lease or by any mortgagee or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds (or the amount which would have been received by Tenant if Tenant was carrying the insurance required by this Lease) which insures such damage that Landlord is obligated to repair as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy. In the event that Tenant collects any insurance proceeds (or would have the right to collect such proceeds if Tenant had been carrying the insurance policies required by this Lease) on account of damage or destruction to the Leasehold Improvements, and such Leasehold Improvements are not restored or repaired, either in whole or in part, then Tenant shall pay to Landlord all equitable portion of such insurance proceeds (or those that would have been payable to Tenant had it been carrying the insurance policies required by this Lease) based on the ratio between the amount that Tenant expended in connection with such Leasehold Improvements and the amount contributed by Landlord thereto pursuant to the other terms hereof. The terms of the foregoing sentence shall survive the termination or expiration of the Term of this Lease.

         Section 12.5 In the event of termination of this Lease pursuant to
Section 12.1 or Section 12.2, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

                                   ARTICLE 13
                                  CONDEMNATION

         Section 13.1 In the event the whole or substantially the whole of the Building or the Premises are taken or condemned by eminent domain or by any conveyance in lieu thereof (such taking, condemnation or conveyance in lieu thereof being hereinafter referred to as "condemnation"), the Term shall cease and this Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority. In the event that all or substantially all of the Premises is temporarily taken by eminent domain and such taking causes all or a substantial portion of the Premises to be unusable by Tenant for a period of one hundred eighty (180) consecutive days for the uses permitted hereunder in which Tenant was engaged at the Premises immediately prior to such temporary taking, and Tenant or Landlord, as the case may be, shows such fact to the other party to a degree of certainty reasonably acceptable to such other party, either Landlord or Tenant may terminate this Lease by delivering written notice thereof to tile other within ten (10) business days after the taking, condemnation or sale in lieu thereof.

         Section 13.2 In the event any portion of the Building shall be taken by condemnation (whether or not such taking includes any portion of the Premises), which taking, in Landlord's reasonable and good faith judgment, is such that the Building cannot be restored in all economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.

         Section 13.3 In the event that a portion, but less than substantially the whole, of the Premises shall be taken by condemnation, then this Lease shall be terminated as of the date of such condemnation as to the portion of the Premises so taken, and unless Landlord exercises its option to terminate this Lease pursuant to Section 13.2, this Lease shall remain in full force and effect as to the remainder of the Premises.

         Section 13.4 In the event of termination of this Lease pursuant to the provisions of Section 13.1or Section 13.2, the Rent shall be apportioned as of such date of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.

         Section 13.5 All compensation awarded or paid upon a condemnation of any portion of the Project shall belong to and be the property of Landlord without participation by Tenant. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of good will, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

         Section 13.6 If any portion of the Project other than the Building is taken by condemnation or if the temporary use or occupancy of all or ally part of the Premises shall be taken by condemnation doting the Term, this Lease shall be and remain unaffected by such condemnation, and Tenant shall continue to pay in full the Rent payable hereunder. In the event of any such temporary taking for use or occupancy of all or any part of the Premises, Tenant shall be entitled to appear, claim, prove and receive the portion of the award for such taking that represents compensation for use or occupancy of the Premises during the remainder of the Term (provided that for purposes of determining such award, any Extension Term shall be included in the "Term" only if Tenant has exercised its right thereto prior to such temporary taking), and Landlord shall be entitled to appear, claim, prove and receive the portion of the award that represents the cost of restoration of the Premises and the use or occupancy of the Premises after the end of the Term. In the event of any such condemnation of any portion of the Project other than the Building, Landlord shall he entitled to appear, claim, prove and receive all of that award.

                                   ARTICLE 14
                           WAIVER AND INDEMNIFICATION

         Tenant hereby waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Project, including the Premises. Tenant shall and hereby agrees to, indemnify and hold Landlord harmless from any loss or damage to any property or injury to, or death of, any person that occurs in the Premises, except to the extent any such loss, damage, injury or death is caused by the negligent act or willful misconduct of Landlord. Without limiting the generality of the foregoing, the aforesaid waiver shall apply to any injury to persons or property: (a) occurring in, upon, or about the Project as a result of the condition or design of, or any defect in, the Building or the Building Systems; and (b) caused by other tenants, occupants or persons in the Building, the Project or the office park in which the Building is located, and Tenant, for itself and its agents, employees, representatives, contractors, successors, assigns, invitees and licensees, expressly assumes all risks of injury or damage to person or property, whether proximate or remote, that occurs within the Premises resulting from the condition of the Building or the Building Systems. The provisions of this Article 14 shall survive the expiration of the Term or the termination of this Lease.

                                   ARTICLE 15
                      SUBORDINATION; ESTOPPEL CERTIFICATES

         Section 15.1 This Lease and all rights of Tenant hereunder are subject and subordinate to all underlying leases now or hereafter in existence, and to any supplements, amendments, modifications, and extensions of such leases heretofore or hereafter made and to any deeds to secure debt, mortgages, or other security instruments which now or hereafter cover all or any portion of the Project or any interest of Landlord therein, and to rely advances made on the security thereof, and to any increases, renewals, modifications, consolidations, replacements, and extensions of any of such mortgages. The terms of this paragraph shall be self-operative, and no further instruments or agreements of subordination shall be required to effect such subordination. Notwithstanding the preceding sentence, if Landlord or any mortgagee or lessor of all or any portion of the Project, or any prospective mortgagee or lessor, requests such further instruments or agreements, Tenant shall, within ten (10) days after written request therefor, execute and deliver to Landlord such further instruments or agreements evidencing such subordination, with the signature of Tenant witnessed and notarized for recording or otherwise and the corporate or other seal of Tenant affixed thereto (if such witnessing, notarization or seal is requested or is indicated on such instruments or agreements), without modification thereto except for such modifications as may have been previously approved by Landlord or by the requesting mortgagee or lessor or prospective mortgagee or lessor.

         Section 15.2 Any mortgagee or lessor of all or any portion of tile Project shall have the right at any time to subordinate any such mortgage or underlying lease to this Lease, or to any of the provisions hereof, oil such terms and subject to such conditions as such mortgagee or lessor of Landlord may consider appropriate in its discretion. At airy time, before or after the institution of any proceedings for the foreclosure of any such mortgage, or the sale of the Building under any such mortgage, or the termination of any underlying lease, Tenant shall, upon request of such mortgagee or any person or entities succeeding to the interest of such mortgagee or the purchaser at any foreclosure sale ("Successor Landlord"), automatically become the tenant of the Successor Landlord, without change in the terms or other provisions of this Lease.

         Section 15.3 Tenant shall, from time to time, within ten (10) clays after request from Landlord, or from any mortgagee, lessor or buyer of all or any portion of the Project, or any prospective mortgagee, lessor or buyer, execute, acknowledge and deliver a tenant estoppel certificate iii such form as may be provided by Landlord certifying, to the extent true, as to all or any combination of the following: that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); the dates on which the Commencement Date occurred and on which the Term is scheduled to expire pursuant to the terms of this Lease; the number and length of any extension terms to which Tenant may be entitled pursuant to the terms and provisions of this Lease; tile Premises RSF and Tenant's Share; the date to which Rent has been paid, the amount of the monthly installment of Base Rent to be paid by Tenant on the first day of the calendar month after the date of the certificate, and that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed in accordance with the terms and provisions of this Lease; the amount of any security deposit paid by Tenant; that Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent; that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and such other factual matters as may be reasonably requested by Landlord or any mortgagee or lessor of Landlord. Any such certificate may be relied upon by Landlord, ally Successor Landlord, or any mortgagee or lessor of Landlord. Landlord agrees periodically to give, when reasonably requested in writing by Tenant, certificates signed by Landlord containing information similar to the foregoing information.

         Section 15.4 Tenant hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Lease is in effect) Landlord as its attorney-in-fact for the purpose of executing, sealing and delivering, and with full power and authority to execute, seal and deliver, on behalf of Tenant and in Tenant's name, a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto and incorporated herein as Exhibit "F" or a Tenant Estoppel Certificate in the form attached hereto and incorporated herein as Exhibit "G", or both, in the event (i) Landlord has not actually received, on or before the expiration of the ten-day period set forth in Section 15.1 hereof, the further instruments or agreements of subordination that may be from time to time requested by Landlord or from any mortgagee, lessor or buyer of all or any portion of the Project, or any prospective mortgagee, lessor or buyer, executed by Tenant, and witnessed, notarized and sealed, in accordance with said Section, or (ii) Landlord has not actually received, on or before the expiration of the ten-day period set forth in Section 15.3 hereof, the tenant estoppel certificate that may be from time to time requested by Landlord, or any mortgagee or lessor of Landlord, or any prospective mortgagee, lessor or purchaser of the Premises, executed by Tenant, and witnessed, notarized and sealed, in accordance with said Section. In either or both such events, in addition to and without prejudice to any other rights or remedies to which Landlord may be entitled as a result thereof, Landlord shall be entitled to execute and deliver, on behalf of Tenant and in Tenant's name, a Subordination, Non-Disturbance and Attornment Agreement in such form, or a Tenant Estoppel Certificate in such form, or both, us the case may be, and, at Landlord's option, to record same in the real property records of the jurisdiction in which the Premises is located, together, with, at Landlord's option, an affidavit or other instrument executed by Landlord with a copy of this Article and other portions of this Lease attached thereto as exhibits to the extent reasonably necessary, in Landlord's reasonable discretion, to establish of record Landlord's right so to execute, deliver and record such Subordination, Non-Disturbance and Attornment Agreement and Tenant Estoppel Certificate.

                                   ARTICLE 16
                            SURRENDER OF THE PREMISES

         Section 16.1 Upon the expiration of the Term or earlier termination of this Lease, or upon any re-entry of the Premises by Landlord without terminating this Lease pursuant to the terms hereof, Tenant, at Tenant's sole cost and expense, shall peacefully vacate and surrender the Premises to Landlord in good order, broom clean and in the same condition as at the beginning of the Term or as the Premises may thereafter have been improved by Landlord or Tenant (provided that Tenant's improvements were made with Landlord's consent without the condition that such improvements be removed upon surrender), reasonable use and ordinary wear and tear thereof and repairs which are Landlord's obligations under this Lease excepted, and also excepting loss by fire and other casualty and loss or damage caused by the negligent act or willful misconduct of Landlord, and Tenant shall remove all of Tenant's Property and such other property as is contemplated by Section 16.2 hereof and turn over all keys for the Premises to Landlord. Should Tenant continue to hold the Premises after the expiration of the Term or earlier termination of this Lease, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at sufferance at monthly installments of Base Rent equal to the greater of one hundred fifty percent (150%) of the monthly portion of Base Rent in effect as of the date of such expiration or earlier termination or one hundred fifty percent (150%) of the fair market rental value of the Premises, and subject to all of the other terms, charges and expenses set forth herein (including the payment of Tenant's Share of Excess Operating Costs and Taxes) except any right to extend the term of this Lease and any right with respect to other space (including, without limitation, any right of first refusal, right of first offer or similar right and any right to expand the Premises). Tenant shall also be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. The provisions of this Article 16 shall survive the expiration of the Term or earlier termination of this Lease.

         Section 16.2 All Leasehold Improvements, alterations and other physical additions made to or installed by or for Tenant in the Premises shall be and remain Landlord's property (except for Tenant's furniture, personal property, and movable trade fixtures) and shall not be removed without Landlord's written consent. Tenant agrees to remove, at its sole cost and expense, all of Tenant's furniture, personal property, and movable trade fixtures, and, if directed to or permitted to do so by Landlord in writing, all, or any part or, the Leasehold Improvements, alterations and other physical additions made by or on behalf of Tenant to the Premises (including, without limitation, all cabling and wiring for computer systems, telephones and the like whether located above the finished ceiling or underneath the floor), on or before the expiration of the Term or any earlier date of termination of this Lease. Tenant shall repair, or promptly reimburse Landlord for the cost of repairing all damage done to the Premises or the Building by such removal. Any Leasehold Improvements, alterations or physical additions made by or on behalf of Tenant which Landlord does not direct or permit Tenant to remove at any time during or at the end of the Term shall become the property of Landlord at the end of the Term without any payment to Tenant. If Tenant fails to remove any of Tenant's furniture, personal property or movable trade fixtures by the expiration of the Term or any sooner date of termination of the Lease or, if Tenant fails to remove any Leasehold Improvements, alterations and other physical additions made by or on behalf of Tenant to the Premises which Landlord has in writing directed Tenant to remove (including without limitation, all cabling and wiring for computer systems, telephones and the like whether located above the finished ceiling or underneath the floor), Landlord shall have the right, on the fifth (5th) business day after Landlord's delivery of written notice to Tenant to deem such property abandoned by Tenant and to remove, store, sell, discard or otherwise deal with or dispose of such abandoned property in a commercially reasonable manner. Tenant shall be liable for all costs of such removal, storage, sale, discarding or other dealing or disposition of Tenant's abandoned property, and Landlord shall have no liability to Tenant in any respect regarding such property of Tenant. The provisions of this Section 16.2 shall survive the expiration or any earlier termination of this Lease.

                                   ARTICLE 17
                                    BROKERAGE

         Tenant arid Landlord each represent and warrant to the other that it has not entered into any agreement with, or otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, other than with the Brokers and each party shall, and hereby agrees to, indemnify and hold the other harmless from all costs (including court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between the indemnifying party and any such agent or broker, other than with Brokers. This provision shall survive the expiration or earlier termination of this Lease. Landlord shall pay a commission to Landlord's Broker in accordance with a separate written agreement with Landlord's Broker and shall pay a commission to Tenant's Broker in accordance with the terms thereof or of a separate written agreement between Landlord and Tenant's Broker. All brokers, including Brokers, shall be required to execute and deliver lien waivers as a condition of payment. The parties hereto acknowledge that Landlord's Broker is acting as agent for Landlord in this transaction and that Tenant's Broker is acting as agent for Tenant in this transaction.

                                   ARTICLE 18
                                     NOTICES

         All notices, consents, demands, requests, documents, or other communications (other than payment of Rent) required or permitted hereunder (collectively, "notices") shall be deemed given, whether actually received or not, when dispatched for local hand delivery or one (1) Business Day after deposited for delivery by air or next-day express courier (with signed receipts) to tile other party, or on tile second Business Day after deposit in tile United States mail, postage prepaid, certified, return receipt requested, except for notice of change of address which shall be deemed given only upon actual receipt. Notices may be given by facsimile, so long as a copy is provided otherwise in accordance with the terms hereof. The time period for any action or response to any notice shall begin upon actual receipt of such notice (with receipt of a facsimile copy not constituting receipt for purposes of commencing any such period), with rejection or other refusal, or inability to deliver, being deemed receipt. The addresses of the parties for notices shall be the addresses set forth in Article 1 hereof, or such other address subsequently specified by each party in notices given pursuant to this Article 18. In the event that Tenant specifies the Premises as its address for notices in accordance with the preceding sentence, then notices delivered to the Premises (and tacked thereto if Tenant is not in occupancy thereof at the time of delivery), whether or not Tenant is in occupancy thereof, shall he deemed to have been effectively given in accordance with the terms of this Lease.

                                   ARTICLE 19
                                   BANKRUPTCY

         Tenant acknowledges that this Lease is a lease of nonresidential real property and therefore agrees that Tenant, as the debtor in possession, or the trustee for Tenant (collectively the "Trustee") in any proceeding under Title 11 of the United State Bankruptcy Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), shall not seek or request any extension of time to assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief.

                  (a) If the Trustee proposes to assume or to assign this Lease or sublet the Premises (or any portion thereof) to any person which shall have made a bona fide offer to accept an assignment of this Lease or a subletting on terms acceptable to the Trustee, the Trustee shall give Landlord, and lessors and mortgagees of Landlord of which Tenant has notice, written notice setting forth the name and address of such person and the terms and conditions of such offer, no later than twenty (20) days after receipt of such offer, but in any event no later then ten (10) days prior to the date on which the Trustee makes application to the Bankruptcy Court for authority and approval to enter into such assumption and assignment or subletting. Landlord shall have the prior right and option, to be exercised by written notice to the Trustee given at any time prior to the effective date of such proposed assignment or subletting, to accept an assignment of this Lease or subletting of the Premises upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment or subletting of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease and each of the conditions and provisions hereof on and after the date of such assignment. Any such assignee shall, upon the request of Landlord, forthwith execute and deliver to Landlord an instrument, in form and substance acceptable to Landlord, confirming such assumption.

                  (b) The Trustee shall have the right to assume Tenant's rights and obligations under this Lease only if the Trustee: (a) promptly cures or provides adequate assurance that the Trustee will promptly cure any default under the Lease; (b) compensates or provides adequate assurance that the Trustee will promptly compensate Landlord for any actual pecuniary loss incurred by Landlord as a result of Tenant's default under this Lease; and (c) provides adequate assurance of future performance under the Lease. Adequate assurance of future performance by the proposed assignee shall include, as a minimum, that:
         (i) the Trustee or any proposed assignee of the Lease shall deliver to Landlord a security deposit in an amount equal to at least three (3) months' Rent accruing under the Lease; (ii) any proposed assignee of the Lease shall provide to Landlord an audited financial statement, dated no earlier than six (6) months prior to the effective date of such proposed assignment or sublease with no material change therein as of the effective date, which financial statement shall show the proposed assignee to have a net worth equal to at least twelve (12) months' Rent accruing under the Lease, or, in the alternative, the proposed assignee shall provide a guarantor of such proposed assignee's obligations under the Lease, which guarantor shall provide all audited financial statement meeting the requirements of (ii) above and shall execute and deliver to Landlord a guaranty agreement in forth and substance acceptable to Landlord; and (iii) any proposed assignee shall grant to Landlord a security interest in favor of Landlord in all furniture, fixtures, and other personal property to be used by such proposed assignee in the Premises. All payments required of Tenant under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purposes of Title 11 of the Bankruptcy Code.

                  (c) The parties agree that for the purposes of the Bankruptcy Code relating to (a) the obligation of the Trustee to provide adequate assurance that the Trustee will "promptly" cure defaults and compensate Landlord for actual pecuniary loss, the word "promptly" shall mean that cure of defaults and compensation will occur no later than sixty (60) days following the filing of any motion or application to assume this Lease; and (b) the obligation of the Trustee to compensate or to provide adequate assurance that the Trustee will promptly compensate Landlord for "actual pecuniary loss," the term "actual pecuniary loss" shall mean, iii addition to any other provisions contained herein relating to Landlord's damages upon default, payments of Rent, including interest at the Interest Rate on all unpaid Rent, all attorneys' fees and all related costs of Landlord incurred in connection with any default of Tenant in connection with Tenant' s bankruptcy proceedings.

                                   ARTICLE 20
                                  MISCELLANEOUS

         Section 20.1 Professional Fees. In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its reasonable professional fees for attorneys, appraisers and accountants, its investigation costs, and ally other legal expenses and court costs actually incurred by the prevailing party in such action or proceeding.

         Section 20.2 Severability, Headings. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable, the remaining agreements contained in this Lease shall not be affected. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words in the singular number shall be held to include the plural, unless the context otherwise requires.

         Section 20.3 Non-Merger. There shall be no merger of this Lease with any ground leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interest in this Lease as well as any ground leasehold interest or fee estate.

         Section 20.4 Landlord's Liability. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Building (and the actual rents received by Landlord from the Building from and after the date of any money judgment against Landlord) for the collection of any judgment or other judicial process requiring the payment of money by Landlord. In no event shall either Landlord or any partners, shareholders, or other principals of Landlord, or any officers or employees of Landlord be personally responsible or liable for the payment of any such judgment or process, and, subject to the preceding sentence, the assets of any such party or person shall not be subject to levy, execution or other judicial process for the satisfaction thereof. The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Land or the Building. In the event of any assignment, conveyance or other transfer of any such title or interest (each of which may be effected without Tenant's consent), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

         Section 20.5 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental approvals, laws, regulations, or restrictions, or ally other cause of any kind whatsoever which is beyond the reasonable control of Landlord or Tenant, as the case may be. Force Majeure shall not excuse or delay Tenant's obligation to pay Rent or any other amount due under this Lease.

         Section 20.6 Successors and Assigns. All agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, Tenant's obligations shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, and any such guarantor shall not be released from its guarantee for any reason, including any amendment of this Lease, ally forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment or performance of Tenant's obligations hereunder. Notwithstanding the foregoing, nothing contained in this Section 20.6 shall be deemed to override Article 6.

         Section 20.7 Tenant's Authority. If Tenant signs as a corporation, execution hereof shall constitute a representation and warranty by Tenant that Tenant is a duly organized and existing corporation, that Tenant has been and is qualified to do business in the State of Georgia and in good standing with the State of Georgia, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate action. If Tenant signs as a partnership, trust, or other legal entity, execution hereof shall constitute a representation and warranty by Tenant that Tenant has complied with all applicable laws, rules, and governmental regulations relative to Tenant's right to do business in the State of Georgia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of Tenant were authorized to do so by ally and all necessary or appropriate partnership, trust, or other legal entity.

         Section 20.8 Governing Law. This Lease shall be governed by and construed under the laws of the State of Georgia.

         Section 20.9 Time of Essence. Time is of the essence of this Lease.

         Section 20.10 Relationship. This Lease shall only create the relationship of landlord and tenant between Landlord and Tenant. No estate shall pass out of Landlord, and Tenant shall have only an usufruct, not subject to levy and sale and not assignable in whole or in part by Tenant (except as expressly provided herein).

         Section 20.11 Landlord's Right to Inspect. Landlord shall retain duplicate keys to all doors of the Premises. Tenant shall provide Landlord with new keys should Tenant receive Landlord's consent to change the locks. Landlord shall have the right to enter the Premises at reasonable hours and upon reasonable prior notice (or, in the event of an emergency or at any time that an event of default on the part of Tenant is outstanding, at any hour and without notice) for any reasonable purpose, including, without limitation, the following purposes: (a) to exhibit the same to present or prospective mortgagees, lessors or purchasers during the Term and to prospective tenants during the last year of the Term; (b) to inspect the Premises; (c) to confirm that Tenant is complying with all of Tenant's covenants and obligations under this Lease; (d) to clean or make repairs required of Landlord under the terms of this Lease; (e) to make repairs to areas adjoining the Premises; and (f) to repair and service utility lines or other components of the Building. Landlord shall not be liable to Tenant for the exercise of Landlord's rights under this Section 20.11 and Tenant hereby waives any claims for damages for any injury, inconvenience or interference with Tenant's business, any loss of occupancy or quiet enjoyment of tire Premises, and any other loss occasioned thereby.

         Section 20.12 Security Deposit. Landlord shall not initially require a security deposit from Tenant, and Tenant acknowledges that Tenant has not paid any security deposit to Landlord under this Lease. In the event of any default by Tenant under this Lease that is not cured within the applicable cure period, if any, then, upon expiration of the cure period, if any, with respect to such default, Tenant shall immediately pay to Landlord, in cash, an amount equal to one month's installment of Base Rent then payable hereunder as and for a security deposit for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. Tenant shall not be entitled to any interest on the security deposit. It is expressly understood and agreed that any such deposit will not be deemed to be an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Actions by Landlord against Tenant for breach of this Lease shall in no way be limited or restricted by the amount of the security deposit and neither the payment of such security deposit to Landlord nor Landlord's election to resort to such deposit in the event of a default hereunder shall be deemed a waiver of any other rights, or constitute an election of remedies, by Landlord. Upon the occurrence of any event of default by Tenant, Landlord shall have the right, without prejudice to any other remedy, to use the security deposit, or portions thereof, to the extent necessary to pay any arrearages in Rent, and any other damage, injury or expense. Following any such application of all or any portion of the security deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default at the expiration of the Term or the termination of this Lease, any remaining balance of the security deposit not so used by Landlord shall be returned to Tenant, provided that Tenant timely surrenders the Premises without damage and otherwise in accordance with Article 16 hereof. If Landlord transfers an interest in the Premises during the Term, Landlord may assign the security deposit to the transferee, and, in such event, Landlord shall thereafter have no further liability to Tenant for the security deposit.

         Section 20.13 Observance of Rules and Regulations. Subject to the other terms hereof, Tenant and Tenant's servants employees, agents, visitors, and licensees shall observe faithfully and comply strictly with all Rules and Regulations (herein so called) attached to this Lease as EXHIBIT "D", as such Rules and Regulations may be changed from time to time. Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations, provided Landlord gives Tenant prior notice of such changes and provided that such new rules and regulations or changes in existing rules and regulations do not materially adversely limit the rights of Tenant set forth in the Lease.

         Section 20.14 Parking. The parking area available to tenants of the Building shall contain not less than that number of spaces required to comply with applicable zoning ordinances (which presently require 4.0 parking spaces for each 1,000 square feet of space in the Building), and Landlord shall designate at least twenty (20) parking spaces in the vicinity of the entrance to the Building as "visitor" parking, which "visitor" parking shall be on a non-exclusive, first-come, first-served basis. Parking in the parking area by Tenant and its employees, invitees, licensees, representatives and agents shall be in accordance with, and subject to, reasonable parking regulations that may be established from time to time by Landlord. In the event the number of parking spaces used by Tenant exceeds Tenant's Share of the parking spaces located in the parking area, Landlord may give written notice thereof to Tenant, and Tenant shall promptly thereafter cause a reduction in the number of vehicles parked in the parking area that are attributable to Tenant, its employees, customers, agents, invitees and visitors such that the number of vehicles does not exceed such number of parking spaces. Landlord, at its option, may elect to require that the vehicles of Tenant arid its employees display a permit or other means of identification to be issued by Landlord, and in such event, Tenant shall cause such vehicles to display such permit while parked in the parking area. Landlord reserves the right to designate certain portions of the parking area on a reserved, exclusive basis, including, without limitation, for handicapped parking, car pools, visitors, brokers, motorcycles, couriers and loading.

         Section 20.15 Quiet Enjoyment. Landlord covenants arid agrees that, so long as Tenant is not in default hereunder, Landlord shall not interfere with Tenant's quiet and peaceful possession of the Premises.

         Section 20.16     Intentionally Omitted.

         Section 20.17 Exhibits; Entire Agreement; Amendments. Each of the exhibits attached hereto, and each of the terms and provisions set forth therein, are hereby incorporated herein, and shall be deemed to a part of this Lease as if fully set forth herein. This Lease and the exhibits attached hereto set forth the entire agreement between the parties and cancel all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter o(pound) this Lease, it being acknowledged that this Lease is a full and final integration of the agreement of the parties hereto. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building, the parking facilities, the Laud, or any other portions of the Project except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as, and unless, expressly set forth in this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in writing and executed by both parties hereto.

         IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Lease to be executed by duly authorized officials thereof, as of the day and year set forth on the cover page hereof.

                                           LANDLORD:

                                           NORTHWINDS CENTER, L.P., a Georgia
                                           limited partnership

                                           By: P & L Pool Six, L.L.C., its
                                               general partner

                                           By: Pope & Land Enterprises, Inc.,
                                               its manager


                                           By: /s/ Adams D. Little III
                                               Name: Adams D. Little III
Date Executed by Landlord:                     Title: Senior Vice President


-----------------------------

                                           TENANT:

                                           GWINNETT BANKING COMPANY, a Georgia
                                           banking corporation


                                           By: /s/ John T. Hopkins
                                               Name: John T. Hopkins
Date Executed by Landlord:                     Title: EVP/CFO

                                                     [CORPORATE SEAL]
-----------------------------

                                   EXHIBIT "A"

                           FLOOR PLAN OF THE PREMISES

                            (See attached Floor Plan)

                                   EXHIBIT "B"

                             LEASEHOLD IMPROVEMENTS

         PARAGRAPH 1.      DESIGN; CONSTRUCTION.

         1.01 If such space plan has not been approved prior to the date of this Lease, then promptly after the date of this Lease, Tenant shall consult with Bob Smith & E.A. Myers (the "LEASEHOLD IMPROVEMENTS ARCHITECT"), which architect is hereby approved by Tenant, and, working with said architect, develop a space plan for the initial tenant improvements desired by Tenant and deliver same to Landlord on or before September 1, 2000, for Landlord's approval in accordance with the provisions of PARAGRAPH 3 of this EXHIBIT "B".

         1.02 If the space plan has been approved prior to the date of this Lease, then promptly after the date of this Lease, or otherwise promptly after the approval of the space plan, Landlord shall cause the Leasehold Improvements Architect to prepare preliminary plans and specifications for the initial tenant improvements desired by Tenant and to deliver same to Landlord and Tenant for approval in accordance with the provisions of PARAGRAPH 3 of this EXHIBIT "B".

         1.03 Promptly after approval, or deemed approval, of such preliminary plans and specifications, Landlord shall cause the Leasehold Improvement's Architect to prepare construction drawings for the initial tenant improvements desired by Tenant and to deliver same to Landlord and Tenant for approval in accordance with the provisions of PARAGRAPH 3 of this EXHIBIT "B". The construction drawings approved, or deemed approved, by Landlord and Tenant are herein referred to as the "APPROVED CONSTRUCTION DRAWINGS". The Approved Construction Drawings may only be modified by a written change order executed by Landlord and Tenant; upon the execution and delivery of any such change order, the term "APPROVED CONSTRUCTION DRAWINGS" shall mean the Approved Construction Drawings as existing as of the date of such change order execution and delivery, as modified by such change order. The initial tenant improvements depicted on the Approved Construction Drawings are herein referred to as the "LEASEHOLD IMPROVEMENTS". In all events, Landlord and Tenant shall use all reasonable, good faith efforts to cause the construction drawings to be approved, or deemed approved, by Landlord and Tenant on or before September 15, 2000 (the "APPROVED CONSTRUCTION DRAWING DEADLINE") for submittal to the appropriate governmental authorities for permitting and to the selected general contractors and subcontractors for bidding purposes.

         1.04 The general contractor for the construction and installation of the Leasehold Improvements shall be U.S. General Construction, which general contractors hereby approved by Tenant, or, in the event U.S. General Construction does not perform such work, such other general contractor as is reasonably acceptable to Tenant (either U.S. General Construction or such other general contractor, as the case may be, is herein referred to as the "GENERAL CONTRACTOR"). With respect to the construction and installation of the Leasehold Improvements, the General Contractor shall be under the sole direction of Landlord and Landlord's employees, contractors, subcontractors and agents. Tenant shall cooperate with Landlord and Landlord's contractors, employees, agents and other persons in order to promote the efficient and expeditious completion of such work.

         1.05 Tenant hereby acknowledges and agrees that Landlord has retained the Leasehold Improvements Architect and the General Contractor as an accommodation to Tenant in order to, among other things, expedite the design, construction and installation of the Leasehold Improvements, that Landlord is not acting in the capacity of a contractor or an architect, that Tenant will, in accordance with the foregoing review and approval process, have sufficient opportunity to examine architectural drawings and to consult Tenant's architects and consultants if Tenant desires to do so, and that during the construction and installation of the Leasehold Improvements Tenant will, in accordance with PARAGRAPH 1.06, below, have sufficient opportunity to examine same and to consult Tenant's construction or other consultants if Tenant desires to do so. Effective upon the issuance of the certificate of occupancy for the Premises, Landlord hereby assigns to Tenant, on a non-exclusive basis (Landlord also retaining the benefit for Landlord), the benefit of any General Contractor warranty to repair or replace defective workmanship or materials in the Leasehold Improvements and the benefit of any Leasehold Improvements Architect warranty with respect to the design of the Leasehold Improvements, and upon Tenant's request, Landlord shall make the written agreement between Landlord and the Leasehold Improvements Architect and between Landlord and the General Contractor available to Tenant for Tenant's review of the warranty provisions thereof, but in all events LANDLORD DOES NOT MAKE AND HEREBY DISCLAIMS, AND TENANT ACKNOWLEDGES THAT LANDLORD HAS NOT MADE AND HAS DISCLAIMED, ANY REPRESENTATION, WARRANTY OR GURARANTEE, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN AND THE CONSTRUCTION AND INSTALLATION OF THE LEASEHOLD IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE PRESENT OR FUTURE MERCHANTABILITY, CONDITION, QUALITY, DURABILITY, FITNESS OR SUITABILITY THEREOF OR ANY PART THEREOF IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF TENANT, AND LANDLORD SHALL NOT BE LIABLE FOR ANY LATENT OR PATENT DEFECT THEREIN.

         1.06 At reasonable times, and with a frequency, acceptable to Landlord during the construction and installation of the Leasehold Improvements, Tenant may examine the Leasehold Improvements. Ill entering the Project to effect such examination, Tenant shall not cause any delay or disruption in the construction or installation of the Leasehold Improvements and shall not interfere with the General Contractor or any subcontractor in any manner whatsoever. In connection with such examination, Tenant hereby waives all claims against Landlord, the General Contractor and any subcontractor for damage to any property or injury to, or death of, any person in, upon, or about the Project, including the Premises, and Tenant shall and hereby agrees to, indemnify and hold Landlord, the General Contractor and any subcontractor harmless from any loss or damage to any property or injury to, or death of, any person that occurs in upon, or about the Project, including the Premises, arising out of, by reason of or in connection with the entry onto the Project by Tenant or its employees, contractors or agents prior to the Commencement Date. Nothing contained in this paragraph shall be deemed to limit or modify in any manner the terms and provisions of Tenant's waiver and indemnity set forth in Article 14 of this Lease.

         1.07 Notwithstanding anything to the contrary contained heroin, Landlord shall provide at its cost the "SHELL IMPROVEMENTS", which shall consist of the following items: (a) the corridors, toilets, lobbies and other Common Areas on the floor on which the Premises is to be located; (b) HVAC spin outs and flex in place, and perimeter diffusers set, in the Premises ceiling; (c) ceiling grid in place with ceiling the stacked on the Premises floor; (d) Building standard light fixtures (one fixture for each 100 usable square feel of the Premises) stacked on the Premises floor and made ready to install at Tenant's cost; (e) the sprinkler line serving the Premises in place and capped per base building design; (f) electric and telephone service brought to the electrical and telephone room(s) on the floor on which the Premises will be located; and (g) the Premises concrete floors, smooth and level (to commercially reasonable standards) for the installation of carpeting. In addition to the Shell Improvements, Landlord shall provide at its cost the walls demising the Premises from adjacent Common Area corridors; Tenant shall be responsible for one-half of the cost of the walls demising the Premises from adjacent premises.

         PARAGRAPH 2.      TENANT IMPROVEMENT COSTS; TENANT IMPROVEMENT
ALLOWANCE.

         2.01 Tenant shall, at its sole cost and expense, be responsible for payment of, and shall pay when due, all costs and expenses in connection with the design, construction and installation of the Leasehold Improvements (the "TENANT IMPROVEMENT COSTS") to the extent such costs and expenses exceed the Tenant Improvement Allowance. The Tenant Improvement Costs shall include, without limitation: (i) all costs, including professional fees of the Leasehold Improvements Architect and other architects, space planners, and other professionals, for the review and preparation of the preliminary plans and specifications, the preliminary construction drawings, the Approved Construction Drawings, and ally change order thereto requested by Tenant (collectively, "DESIGN COSTS"); (ii) all General Contractor's and other contractor's and subcontractor's fees and all labor and materials supplied to construct, install and complete the Leasehold Improvements, and the cost of any Tenant requested changes made to the Leasehold Improvements; and (iii) all costs related to obtaining approvals and permits related to the Leasehold Improvements. The following shall not he included in the Tenant Improvement Costs hut shall be paid by Landlord or provided by Landlord at no charge to Tenant: (i) the cost of the Shell Improvements; (ii) utility usage incurred by Landlord in connection with the construction or installation of the Leasehold Improvements; and (iii) the use of Building elevators or hoists and access to loading docks, during the construction or installation of the Leasehold Improvements or Tenant's initial move into the Premises, it being acknowledged, however, that this sentence shall not prevent Landlord from imposing reasonable restrictions with respect to such use of the elevators, hoists and loading docks nor shall it relieve Tenant of liability for any damage to such elevators, hoists or loading docks arising in connection with Tenant's move into the Premises. Notwithstanding the foregoing, Tenant shall pay to Landlord, as a Tenant Improvement Cost, a construction supervision fee equal to the product of thirty-three cents ($0.33) per rentable square foot multiplied by the Premises RSF, which fee may, at Landlord's option, be charged against the Tenant Improvement Allowance.

         2.02 Landlord shall contribute an amount up to the Tenant Improvement Allowance for the Tenant Improvement Costs pursuant to the terms and conditions hereof, and Tenant may use up to One and No/100 Dollars ($1.00) per square foot of Premises RSF for Design Costs and tip to One and No/100 Dollars ($1.00) per square foot of Premises RSF for relocating its business operations from their current location. Landlord shall pay portions of the Tenant Improvement Allowance periodically to the General Contractor upon Landlord's receipt of (i) written certification by Tenant's Architect to Landlord and, if required, to Landlord's lender, that work for which such payment is to be made has been completed in accordance, in all material respects, with the Approved Construction Drawings, and (ii) appropriate lien waivers from the General Contractor in a form reasonably acceptable to Landlord; provided, however, in the event the total amount of the Tenant Improvement Costs payable to the General Contractor exceeds the Tenant Improvement Allowance, Tenant shall pay when due all invoices of the General Contractor up to the amount of such excess prior to Landlord using any portion of the Tenant Improvement Allowance for payments to the General Contractor. If Tenant fails to pay such invoices, Landlord may, in addition to any other rights or remedies of Landlord under this Lease, pay portions of the Tenant Improvement Allowance to the General Contractor for all or any portion of such excess amount, in which event Tenant shall, immediately upon request, reimburse Landlord for such amount so paid, together with interest thereon at the Interest Rate from the date of payment by Landlord until the date Landlord receives Tenant's reimbursement and, if such reimbursement is not received by Landlord within five (5) days after Landlord gives such request, a late charge equal to fifteen percent (15%) of such amount; upon Landlord's receipt of Tenant's reimbursement of that portion of the Tenant Improvement Allowance paid for such excess amount, the amount of such reimbursement (exclusive of any interest or late charge) shall be credited back to the Tenant Improvement Allowance. In all events, the aggregate amount of Landlord's payments for the Tenant Improvement Costs shall be limited to the Tenant Improvement Allowance. In the event the Tenant Improvement Allowance exceeds the Tenant Improvement Costs, then the amount of such excess shall be applied as a credit against the first installments of Rent due hereunder. In the event the Tenant Improvement Costs payable to the Leasehold Improvements Architect or to the General Contractor for designing and constructing the Leasehold Improvements exceed the Tenant Improvement Allowance, Tenant may, prior to the Commencement Date, give Landlord a written request to increase, and upon receipt of such request subject to the approval of Landlord's lender, Landlord shall increase, the Tenant Improvement Allowance by the lesser of Five and No/100 Dollars ($5.00) per square foot of Premises RSF or the amount of such excess (which lesser amount is referred to as the "ADDITIONAL TENANT IMPROVEMENT ALLOWANCE"), in which event the amount of such Additional Tenant Improvement Allowance shall be amortized over the Initial Term at an interest rate of ten percent (10%) per annum, with equal monthly payments, and each monthly installment of Base Rent shall be increased by the monthly payment amount resulting from such amortization. Notwithstanding anything to the contrary contained herein, Landlord shall not be required to make any payments described in this EXHIBIT "B" other than in accordance with the draw schedule and requirements of Landlord's lender.

         PARAGRAPH 3. APPROVALS.    Landlord shall not charge Tenant for
Landlord's review of space plans, preliminary plans and specifications or construction drawings. Within ten (10) business days after either party's receipt of preliminary plans and specifications or construction drawings for the initial tenant improvements desired by Tenant, such party shall notify the other, in writing, of such party's comments and objections thereto. In making any such comments or objections, each party shall act reasonably and in good faith and shall not act arbitrarily or capriciously. If the receiving party does not timely, within such ten-business-day period, give comments or objections to the other party, then the space plans, plans and specifications or construction drawings, as submitted, shall be deemed approved by such receiving party. If the receiving party timely gives comments or objections to the other party, then the Leasehold Improvements Architect shall promptly revise the space plans, plans and specifications or construction drawings to resolve such comments or objections and give such revised space plans, plans and specifications or construction drawings to such party for review. Within ten (10) business days after such party's receipt of such revised space plans, plans and specifications or construction drawings, such party shall notify, in writing, the other party of the receiving party's comments and objections thereto; provided, however, the receiving party may only make such comments or objections to the extent the revised plans and specifications or revised construction drawings (i) do not resolve such receiving party's previous comments or objections, or (ii) contain changes relative to the previous plans and specifications or construction drawings which changes were not requested by such receiving party. If the receiving party does not timely, within such ten-business-day period, give to the other party comments or objections, then the revised preliminary plans and specifications or construction drawings shall be deemed approved by the receiving party. If such receiving party timely gives to the other party comments or objections, then the Leasehold Improvements Architect shall again revise the space plans, plans and specifications or construction drawings and give same to receiving party for review and approval, which review and approval shall be made in accordance with the second preceding sentence. This process of revision and review shall continue until the space plans, plans and specifications and the construction drawings are approved, or deemed approved by, Landlord and Tenant.

         PARAGRAPH 4. TARGET DELIVERY DATE; COMMENCEMENT DATE; SUBSTANTIAL COMPLETION; TENANT DELAY.

         4.01 Landlord shall use reasonable efforts to cause the Leasehold Improvements to be Substantially Completed (as hereinafter defined) by December 1, 2000, subject to force majeure and Tenant Delay (the "TARGET DELIVERY DATE"). If the Leasehold Improvements are not Substantially Complete by the Target Delivery Date, this Lease shall not be void or voidable and Landlord shall not be subject to any claims, damages or liabilities therefor; provided, however, that if the Leasehold Improvements are not Substantially Complete by the date six (6) months after the Target Delivery Date, subject to force majeure and Tenant Delay, then Tenant may terminate this Lease by giving Landlord written notice thereof such that Landlord actually receives such written notice within ten (10) business days after said date.

         4.02 The Commencement Date shall be the date on which the Leasehold Improvements are, or are deemed to be, Substantially Complete.

         4.03 Subject to the next sentence, the "SUBSTANTIAL COMPLETION" of the Leasehold Improvements shall be deemed to occur, and the Leasehold Improvements shall be deemed

"SUBSTANTIALLY COMPLETE", upon Landlord's obtaining a temporary certificate of occupancy, or equivalent, for the Premises from the local governmental authority having jurisdiction thereof and delivery of possession of the Premises to Tenant. Notwithstanding the foregoing, in the event of a Tenant Delay, Substantial Completion of the Leasehold Improvements shall be deemed to occur, and the Leasehold Improvements shall be deemed Substantially Complete, on the date upon which such Substantial Completion of the Leasehold Improvements would have occurred absent such Tenant Delay, as such date is reasonably determined by Landlord. Upon Tenant's occupancy of the Premises, the Leasehold Improvements shall be deemed to have been constructed in accordance with the terms hereof and accepted by Tenant; provided, however, Tenant may, within thirty (30) days after delivery of possession of the Premises to Tenant, give to Landlord written notice of punch list items to be completed. In the event Tenant timely gives such punch list notice to Landlord, Landlord shall complete or cause the completion of such items listed therein as is necessary to complete the Leasehold Improvements in substantial accordance with the terms hereof.

         4.04 Any delay in the Substantial Completion of the Leasehold Improvements arising out of any of the following shall be a "TENANT DELAY": (i) any delay attributable to Tenant in the approval of the construction drawings for the initial tenant improvements desired by Tenant beyond the Approved Construction Drawing Deadline; (ii) any change order to the Approved Construction Drawings requested by Tenant; (iii) any failure attributable to Tenant of the appropriate governmental authorities to issue oil or before September 1, 2000, building and other permits necessary for the construction of the Leasehold Improvements; and (iv) ally delay in the Substantial Completion of the Leasehold Improvements that is otherwise attributable to Tenant.

                                   EXHIBIT "C"

                         ADDITIONAL TERMS AND PROVISIONS

                                   ARTICLE 21
                                 RESTRICTED USES

         During the Term of this Lease or any period during which Tenant occupies or is in possession of the Premises or of any portion thereof, Tenant shall not conduct as its primary business at the Premises either (i) the subleasing of portions of the Premises for individual executive office suites or
(ii) the provision of secretarial services, answering services or similar office services to persons not employed by Tenant, or (iii) any combination of the uses listed in clauses (i) and (ii), above, and this use restriction is for the benefit of Landlord and, to the extent the tenant under that certain lease dated as of October 24, 1996, by and between Landlord and Atlanta-North Central Offices, Inc. is entitled to such benefit pursuant to such lease, for the benefit of such tenant (each of the uses described in clause (i), (ii) or (iii), above, is herein referred to as a "RESTRICTED USE"). Tenant further acknowledges that Landlord may hereafter grant other exclusive uses to other tenants or occupants of the Building or of the office park in which the Building is located. In the event Landlord grants any such exclusive use and gives to Tenant written notice thereof' (a) such other exclusive use described in such written notice shall automatically be deemed to be an additional Restricted Use hereunder as of the date of Tenant's receipt of such written notice from Landlord, and during the Term or any other period during which Tenant occupies or is in possession of the Premises or ally portion thereof, Tenant shall not permit the Premises or any portion thereof' to he used for such exclusive use, provided that no such additional exclusive use shall be deemed to prohibit any use permitted hereunder in which Tenant is then engaged at the Premises on the date on which Tenant receives Landlord's written notice of such additional exclusive use, and (b) the tenant or occupant for the benefit of which Landlord granted any such additional exclusive use shall be deemed to be an additional third party beneficiary hereunder with respect to such exclusive use and the enforcement of this Article with respect thereto.

                                   ARTICLE 22
            MEASUREMENT OF THE PREMISES; COMMENCEMENT DATE MEMORANDUM

         Prior to or promptly after the Commencement Date, Landlord shall cause the usable square footage of the Premises and the Building RSF to be determined substantially in accordance with BOMA Standards (ANSI Z65.1-1996) then applicable to the calculation of the usable square footage of premises located in an office premises in a building similar to the Building and the rentable square footage of a building similar to the Building, as the case may be, using fully-wrapped corridor. The Premises RSF shall then be calculated by multiplying the usable square footage of the Premises, as so determined, by 1.15. The Premises RSF and the Building RSF, as so calculated or determined, will then be used to calculate Tenant's Share. Promptly after the Commencement Date, Landlord shall complete and give to Tenant a Commencement Date Memorandum setting forth the Commencement Date, the expiration of the

Term, the Premises RSF, the Building RSF, Tenant's Share and other factual matters as Landlord deems appropriate.

                                   ARTICLE 23
                     BUILDING DIRECTORY AND MONUMENT SIGNAGE

         Landlord shall initially provide one directory line of display for Tenant on the Building directory to be located in the lobby of the Building. In the event Tenant requests any changes to, or replacement of, such directory line, however, and Landlord consents to same, any such change or replacement made by Landlord shall be at Tenant's sole cost and expense. Tenant shall be entitled to display its name on one signage panel located in a position determined by Landlord on the exterior monument sign for the Building, so long as Tenant pays to Landlord, within thirty (30) days after the date of this Lease, Tenant's Payment (as hereinafter defined). Any such display shall be subject to Landlord's approval of the manner, style, size, color, lettering and other characteristics of such display, which approval may be withheld in Landlord's reasonable discretion. Upon such approval and the payment by Tenant to Landlord of Tenant's Payment, such approved display shall be installed on such monument sign at Tenant's cost and expense. For purposes hereof, "TENANT'S PAYMENT" means Tenant's pro rata share (based on the area of Tenant's display panel relative to the aggregate panel display area of such sign) of the cost incurred or paid by Landlord in connection with installing or erecting such monument sign. In the event Tenant does not timely pay to Landlord Tenant's Payment pursuant to the first sentence of this Article, Tenant shall be deemed to have waived any right to display its name on the monument sign.

                                   ARTICLE 24
                                   ABANDONMENT

         If the Premises are abandoned or vacated, which shall be conclusively presumed if the Premises are not occupied for twenty (20) consecutive days or more or if Tenant shall fail to move into or take possession of the Premises within twenty (20) days after the date on which Rent is to commence under the terms of this Lease, then Landlord may, by written notice to Tenant, terminate this Lease; provided, however, if Tenant gives written notice to Landlord within fifteen (15) days after such written notice of termination that Tenant intends to re-occupy or move into or take possession of the Premises then the effective date of such termination shall be extended for thirty (30) days, and if, within such thirty-day period (a) Tenant does re-occupy or moves into or takes possession of the Premises, then such termination shall be null and void and this Lease shall continue in full force and effect as if the termination notice had not been given.

                                   ARTICLE 25
                                 ROOFTOP ANTENNA

         Subject to the terms and provisions of this Article, so long as no default in the performance of any of the terms, covenants and conditions to be performed or satisfied by Tenant under this Lease has occurred and subsists beyond any applicable cure period expressly set forth in this Lease, Tenant may, after obtaining all necessary approvals of all governmental authorities having jurisdiction thereof and at Tenant's sole cost and expense, install a communications antenna on the roof of the Building, together with cabling and wiring and equipment used in connection with, or related to, such antenna (collectively, any such antenna, cabling, wiring and equipment is herein referred to as the "ANTENNA FACILITIES"), all in a location reasonably approved by Landlord. Tenant shall cause the installation, operation and removal of such Antenna Facilities to comply with all applicable laws, ordinances, rules and regulations and with all applicable terms and provisions of this Lease. Any such Antenna Facilities located on the roof must be screened from view by the parapet of the Building and shall be deemed "alterations to the Premises" and shall be subject to ARTICLE 8, notwithstanding that portions of such Antenna Facilities will not be located within the Premises. On or before the expiration of the Term or the earlier termination of this Lease, Tenant shall, at its expense, remove any Antenna Facilities installed by or on behalf of Tenant and shall repair any resulting damage to the roof or any other portion of the Building through or to which any portion of the Antenna Facilities were installed or affixed. Tenant hereby (i) waives any and all claims of any nature whatsoever against Landlord for damage or injury to any person or property, (ii) agrees to indemnify and hold harmless Landlord against and from any and all claims, loss, costs and damages, and (iii) agrees to repair any damage to the Building or other property, arising out of, by reason of or in connection with any such Antenna Facilities or the operation or removal thereof. No portion of the roof or the roof membrane shall be penetrated in connection with the installation or operation of any Antenna Facilities or otherwise in connection therewith, notwithstanding anything to the contrary contained herein or depicted on any plans or specifications or other materials submitted to Landlord in connection with such Antenna Facilities (it being acknowledged and agreed that Landlord's consent to any such plans and specifications or other materials shall not be deemed to be a consent to such penetration unless Landlord specifically and expressly agrees in writing to such penetration).

                                   ARTICLE 26
                CAP ON INCREASES IN CONTROLLABLE OPERATING COSTS

         Notwithstanding anything to the contrary contained in Article 4, the amount of controllable Operating Costs used in the determination of Tenant's Share of Excess Operating Costs for each of the second and subsequent full calendar years of the Term shall not exceed the amount of controllable Operating Costs for the first full calendar year of the Term (as "grossed up" pursuant to Section 4.2), increased at the rate of seven percent (7%) per annum, compounded annually, from the expiration of such first full calendar year through the expiration of the calendar year for which such Tenant's Share is being determined. For purposes hereof, "controllable Operating Costs" shall not include the cost of utilities, taxes and insurance or the cost of any repairs, alterations, additions, changes, replacements, capital investment items and capital improvements includable in Operating Costs pursuant to the definition of such term set forth in EXHIBIT "E" hereto. By way of example, if the "grossed up" controllable Operating Costs for such first full calendar year were $50,000, then the controllable Operating Costs used in the determination of Tenant's Share of Excess Operating Costs for the third full calendar year of the Term would not exceed $57,245 [$50,000 increased at the rate of 7% per annum, compounded annually, for two years.

                                   ARTICLE 27
                         DEPARTMENT OF BANKING APPROVAL

         Tenant has informed Landlord that Tenant's establishment of a branch at the Premises requires the approval of the Georgia Department of Banking. Tenant hereby agrees to submit its request for such approval immediately upon executing this Lease and to pursue such approval diligently thereafter. If Tenant submits its request for such approval immediately upon executing this Lease and pursues such approval diligently thereafter, and, if despite such immediate submittal and diligent prosecution, such approval has not been granted by the Georgia Department of Banking on or before September 1, 2000, then Tenant may terminate this Lease by written notice given to Landlord such that Landlord actually receives such written notice on or before 5:00 p.m., Atlanta time, September 7, 2000. If Landlord does not actually receive any such written notice of termination on or before 5:00 p.m., Atlanta time, September 7, 2000, then Tenant shall have no further right to terminate this Lease pursuant to this Article, and this Lease shall continue in full force and effect in accordance with its terms.

                                   ARTICLE 28
                                 EXTENSION TERMS

         Tenant shall have the right, subject to the provisions hereinafter provided, to extend the Term for two five (5) year periods on the terms and provisions of this Article. Such extension periods shall herein be referred to generally as an "EXTENSION TERM" or the "EXTENSION TERMS" and specifically as the "FIRST EXTENSION TERM" or the "SECOND EXTENSION TERM". The conditions to Tenant's exercise of such right to the Extension Terms shall be as follows:

                  (a) That this Lease is in full force and effect and no monetary default or material non-monetary default in the performance of any of the terms, covenants and conditions to be performed or satisfied by Tenant under this Lease has occurred prior to the commencement of the applicable Extension Term, but Landlord shall have the right at its sole discretion to waive in writing the non-default conditions herein.

                  (b) That each such Extension Term shall be on the same terms, covenants and conditions as in this Lease; PROVIDED, HOWEVER, that the Base Rent for the initial twelve (12) month period of each Extension Term shall be an amount equal to the fair market base rent (with regard to any improvement allowances or other concessions or brokerage commissions then customarily provided to, or paid for, new tenants as part of fair market base rent that will not be provided to or paid for Tenant) as of the First Extension Term Base Rent Determination Date or the Second Extension Term Base Rent Determination Date (as hereinafter defined), as the case may be, for a term equal to the period of the applicable Extension Term and the Base Rent for the remainder of such Extension Term shall be determined by applying the fair market escalation rate and schedule of escalations, as of the First Extension Term Base Rent Determination Date or the Second Extension Term Base Rent Determination Date, as the case may be, to said fair market base rent. The determination of such fair market base rent for the Premises and the fair market escalation rate and schedule of escalations for the then pending Extension Term

         (collectively, the "EXTENSION TERM FMV BASE RENT") shall be made by Landlord and Tenant, each acting in good faith, no later than the date that is eight (8) months prior to commencement of the First Extension Term or the Second Extension Term, as the case may be (the "FIRST EXTENSION TERM BASE RENT DETERMINATION DATE" and the "SECOND EXTENSION TERM BASE RENT DETERMINATION DATE", respectively), and if Landlord and Tenant do not timely agree upon the Extension Term FMV Base Rent for such Extension Term, the same shall be determined pursuant to the immediately succeeding Article of this Lease. Notwithstanding anything to the contrary contained in this Article, in no event shall the Base Rent, on a per rentable square foot basis, for said initial twelve-month period be less than the annual Base Rent, on a per rentable square foot basis, payable by Tenant under the terms of this Lease immediately prior to the commencement of such Extension Term.

                  (c) That Tenant shall exercise its right to each Extension Term provided herein, if at all, by notifying Landlord in writing of its election to exercise the right to extend the Term no later than nine (9) months prior to the expiration of the Initial Term or the expiration of the First Extension Term, as the case may be.

                                   ARTICLE 29
                                    APPRAISAL

         If Landlord and Tenant do not timely agree upon the Extension Term FMV Base Rent pursuant to the preceding Article of this Lease, then within SEVEN (7) DAYS after the expiration of the period within which Landlord and Tenant were to agree upon such Extension Term FMV Base Rent, as provided in said Article, Landlord and Tenant shall mutually appoint an appraiser that has at least five
(5) years full-time commercial appraisal experience and is a member of the American Institute of Real Estate Appraisers. If Landlord and Tenant are unable to agree upon an appraiser, either of Landlord or Tenant, after giving FIVE (5) DAYS' prior written notice to the other party, may apply to the then president of the Atlanta Board of Realtors for the selection of an appraiser who meets the foregoing qualifications, which selection shall be made within FIFTEEN (15) DAYS after such application. The appraiser selected by the president of the Board of Realtors shall be a person who has not previously acted in any capacity for either party, its affiliates or leasing agents and who meets the above experience qualifications. Landlord and Tenant shall each, within SEVEN (7) DAYS after the appointment (either by agreement or selection) of the appraiser, submit to the appraiser such party's determination of the Extension Term FMV Base Rent for purposes of the preceding Article. Within TWENTY (20) DAYS after the expiration of the above-referenced seven-day period, the appraiser shall review each of the Landlord's and Tenant's submittals and shall review such other information as such appraiser shall deem necessary (a party may furnish the appraiser with any information it deems relevant) and shall select one of the two submittals as the more reasonable. The appraiser shall immediately notify the parties of his or her selection, and such selection shall be the Extension Term FMV Base Rent for purposes of the preceding Article. If, upon the expiration of the above-referenced seven-day period, the appraiser shall have received one of the party's submittals but not both, the appraiser shall designate the submitted item as the Extension Term FMV Base Rent, and the appraiser shall immediately notify the parties of same.

                                  EXHIBIT "D"

                             RULES AND REGULATIONS

         1. No sign, picture, advertisement or notice visible from the exterior of the Premises shall be installed, affixed, inscribed, painted or otherwise displayed by Tenant on or in any part of the Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement or notice approved by Landlord shall be painted or installed for Tenant at Tenant's cost by Landlord or by a party approved by Landlord. No awnings, blinds, shades or screens shall be attached to or hung ill, or used in connection with any window or door of the Premises without the prior consent of the Landlord, including approval by the Landlord of the quality, type, design, color and manner of attachment.

         2. Tenant agrees that its use of electrical current shall never exceed the capacity of existing feeders, risers or wiring installation.

         3. Business machines and mechanical equipment belonging to Tenant that cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space so as to be objectionable to Landlord or any other tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, in setting of cork, rubber, or spring type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

         4. The Premises shall not be used for storage of merchandise held for sale to the general public. Tenant shall not do or permit to be done in or about the Premises or the Building anything which shall increase the rate of insurance on said Building or obstruct or interfere with the rights of other tenants of Landlord or annoy them in any way, including, but not limited to, using any musical instrument or making loud or unseemly noises. The Premises shall not be used for sleeping or lodging. No cooking or related activities shall be done or permitted by Tenant in the Premises except with permission of Landlord. Tenant will be permitted to use for its own employees within the Premises a small microwave oven and Underwriters' Laboratory approved new equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such use is ill accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations and all applicable insurance requirements. No vending machines of any kind will be installed, permitted or used on any part of the Premises without the prior consent of Landlord. No part of said Building or Premises shall be used for gambling, immoral or other unlawful purposes. Tenant shall not permit the sale of any alcoholic beverage from or in the Building or the Premises without the prior written consent of the Landlord. No area outside of the Premises shall be used for storage purposes at any time. With respect to multiple-tenant floors of the Building, each tenant thereof shall cause any doors between corridors, any elevator lobby doors and any stairwell or stairway doors on such floor to be kept closed.

         5. No birds or animals of any kind shall be brought into the Building (other than trained seeing-eye dogs required to be used by the visually impaired). No bicycles or motorcycles (or other motorized vehicles of any kind) shall be brought into the Building.

         6. The sidewalks, entrances, passages, corridors, halls, elevators, and stairways in the Building shall not be obstructed by Tenant or permitted by Tenant to be used for any purposes other than those for which same were intended as ingress and egress. No windows, floors or skylights that reflect or admit light into the Building shall be covered or obstructed by Tenant. Toilets, wash basins and sinks, or any other plumbing fixture or appliance, shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, or other obstructing or improper substances shall be thrown or placed therein. The cost of repairing any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of Tenant or any person in the Building at the invitation or with the permission of Tenant shall be paid by Tenant. Any damage resulting to any such item, or to heating apparatus, from misuse by Tenant or any such person shall be borne by Tenant.

         7. Only one key for each office in the Premises will be furnished Tenant without charge. Landlord may make a reasonable charge for any additional keys. No additional lock, latch or bolt of any kind shall be placed upon any door nor shall any changes be made in existing locks without the prior written consent of Landlord, and Tenant shall ill each case furnish Landlord with a key for any such lock. At expiration of the term of the Lease or the termination of the Lease, Tenant shall return to Landlord all keys furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Landlord the replacement cost thereof.

         8. Landlord shall have the right to prescribe the weight, position and manlier of installation of heavy articles such as safes, machines and other equipment brought into the Building. No safes, furniture, boxes, large parcels or other kind of freight shall be taken to or from the Premises or allowed in any elevator, hall or corridor except at times allowed by Landlord. Tenant shall make prior arrangements with Landlord for use of the freight elevator for the purpose of transporting such articles and such articles may be taken in or out of said Building only by using such freight elevator and only during such hours as may be arranged with and designated by Landlord. The persons employed to move the same must be approved by Landlord. In no event shall any weight be placed upon any floor by Tenant so as to exceed the design conditions of the floors at the applicable location.

         9. Tenant shall not permit any gases, liquids or odors to be produced upon or permeate from the Premises, and Tenant shall not permit any flammable, combustible or explosive fluid, chemical or substance to be brought into the Building.

         10. Every person, including Tenant, its employees and visitors, entering and leaving the Building may be questioned by a watchman as to that person's business therein and may be required to sign such person's name on a form provided by Landlord for registering such person; provided, however, except for emergencies or other circumstances requiring same in Landlord's reasonable judgment, such procedures shall not be required during Business Hours. Landlord may also implement a card access security system to control access. Landlord shall not be liable for excluding any person from the Building, or for admission of any person to the Building at any time, or for damages or loss for theft resulting therefrom to any person, including Tenant. All deliveries must be made via the service entrance and service elevators during Business Hours or as otherwise directed or scheduled by Landlord, and Landlord's prior written approval must be obtained for any other deliveries.

         11. Unless agreed to in writing by Landlord, Tenant shall not employ any person other than Landlord's contractors for the purpose of cleaning and taking care of the Premises. Cleaning service need not be furnished on nights when rooms are occupied after Business hours unless, by agreement in writing, service is extended to a later hour for specifically designated rooms. Landlord shall not be responsible for any loss, theft, mysterious disappearance of or damage to, any property, however occurring. Only persons authorized by the Landlord may furnish ice, drinking water, towels, and other similar services within the Building and only at hours and under regulations fixed by Landlord.

         12. No connection shall be made to the electric wires or gas or electric fixtures, without the prior written consent on such each occasion of Landlord. All glass, locks and trimmings in or upon the doors and windows of the Premises shall be kept whole by Tenant and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Premises, nor permit upon the Premises any noisome, noxious, noisy or offensive business.

         13. If Tenant desires wiring for additional telephone service, or a bell or buzzer system, or for any other purpose, such wiring shall be done by the electrician of the Landlord only, and no other person shall be permitted by Tenant to do any such work except with the prior written permission of Landlord. No boring or cutting for wiring or for any other purpose shall be done unless first approved in writing by Landlord.

         14. Tenant and any person parking a vehicle (including, without limitation, a bicycle) in connection with visiting the Building, or otherwise parking a vehicle at Tenant's invitation or with the permission of Tenant, shall observe and obey all parking and traffic regulations imposed by Landlord. All vehicles shall be parked only in areas designated therefor by Landlord. Tenant shall not permit any such vehicle to be parked overnight or to display any form of advertising, including, without limitation, "for sale" signs or any advertising of services, products, or any enterprise. Landlord shall be entitled to cause any vehicle parked in violation of these Rules and Regulations or other parking and traffic regulations imposed by Landlord either to be towed at the vehicle owner's sole cost and expense or to attach to the vehicle a "boot" or other immobilizing device and require said owner to pay a fee fur the removal thereof.

         15. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent same.

         16. Landlord shall have the right to change the name of the Building and to change the street address of the Building, provided that in the case of a change in the street address, Landlord shall give Tenant not less than 120 days' prior notice of the change, unless the change is required by governmental authority.

         17. Landlord may waive any one or more of these Rules and Regulations for the benefit of Landlord or of any particular tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the other tenants of the Building.

         18. These Rules and Regulations are supplemental to, and shall not be construed in any way as modifying or amending, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

         19. Landlord reserves the right to enforce the restrictions and limitations contained in the Lease, to make such other reasonable Rules and Regulations as in its judgment may from time to time be desirable for the safety, care and cleanliness of the Building, the management thereof, or the preservation of good order therein.

                                   EXHIBIT "E"

                                   DEFINITIONS

         1. "ADA" means the Americans With Disabilities Act and any similar law enacted by the state ill which the Premises is located.

         2. "ADDITIONAL RENT" means all sums (other than Base Rent) due and payable by Tenant under this Lease, including, without limitation, Tenant's Share of Excess Operating Costs and Taxes.

         3. "BUILDING SYSTEMS" means heating, ventilation, air conditioning system(s), electrical system(s), mechanical system(s), plumbing system(s), fire/life/safety system(s), and any other systems of the Building.

         4. "BUSINESS DAYS" or "BUSINESS DAYS" means Monday through Friday (except for Holidays).

         5. "BUSINESS HOURS" means 8:00 a.m. to 6:00 p.m. on Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays (except for holidays), together with such additional hours as Landlord shall deem to be "Business Hours" from time to time.

         6. "DAY" or "DAYS" means a calendar day or days, except where "Business Days" or "business days" are specified.

         7. "EXCESS OPERATING COSTS" means, for each calendar year or fractional calendar year during the Term, the amount by which Operating Costs for such calendar year or fractional calendar year exceed Base Year Operating Costs.

         8. "EXCESS TAXES" means, for each calendar year or fractional calendar year during the Term, the amount by which Taxes for such calendar year or fractional calendar year exceed Base Year Taxes.

         9. "GUARANTOR" means the guarantor of Tenant's obligations hereunder, if any, whether one or more.

         10. "HAZARDOUS MATERIALS" means any material or substance, or combination of materials or substances, which by reason of quantity, concentration, composition, or characteristic is or in the future becomes regulated under any federal, state or local environmental or common law, rule, regulation, ordinance or requirement, as may be amended, replaced or superseded, and shall include, without limitation: (i) any hazardous substance as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. ss. 9601 et seq.; (ii) ally hazardous substance, constituent or waste as defined by the Georgia Hazardous Site Response Act, O.C.G.A. ss. 12-8-90 et seq.; (iii) any material identified as a hazardous waste under the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C.A. ss. 6901 et seq.; (iv) any solid or hazardous waste identified under the Georgia

Comprehensive Solid Waste Management Act, O.C.G.A. ss. 21-8-20 et seq., or the Georgia Hazardous Waste Management Act, O.C.G.A. ss. 12-8-60 et seq.; (v) any material regulated as a Toxic pollutant as defined under the Federal Water Pollution Control Act, 33 U.S.C.A. ss. 1251 et seq.; (vi) any hazardous substance or toxic pollutant as defined under the Federal Water Pollution Control Act, 33 U.S.C.A. ss. 1251 et seq.; (vii) any hazardous substance as defined by the Oil Pollution Act, 33 U.S.C.A. ss. 2701 et seq., the Georgia Oil Hazardous Material Spills or Releases Act, O.C.G.A. ss. 12-14-I et seq., the Georgia Water Quality Control Act, O.C.G.A. ss. 12-5-20 et seq. or the Georgia Underground Storage Tank Act, O.C.G.A. ss. 12-13-1 et seq.; (viii) airy hazardous air pollutant as defaulted under the Federal Clean Air Act, 42 U.S.C.A. ss. 7401 et seq. or the Georgia Air Quality Act, O.C.G.A. ss. 12-9-1 et seq.; (ix) any substance regulated under the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.A. ss. 135 et seq.; (x) a special nuclear or byproduct material within the meaning of tire Atomic Energy Act, 42 U.S.C.A. ss. 2014 et seq.; and (xi) any material or substance, or combination of materials or substances displaying any explosive, volatile, radioactive, toxic, corrosive, flammable, ignitable or reactive characteristic or which may cause a nuisance, injury, harm or degradation to human health, welfare or the environment.

         11. "HEREIN", "HEREOF", "HEREBY", "HEREUNDER" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or Section.

         12. "HOLIDAYS" means those holidays designated by Landlord, which holidays shall be consistent with those holidays recognized by national banks in the metropolitan area of Atlanta, Georgia.

         13. "INTEREST RATE" means the lower of eighteen percent (18%) per annum or the maximum rate of interest then permitted by applicable law.

         14. "LAND" means that certain approximate 8.5 acre parcel of land upon which the Building is located.

         15. "MONTHLY INSTALLMENT OF EXCESS OPERATING COSTS AND EXCESS TAXES" means one-twelfth (1/12th) of Tenant's Share of Landlord's estimate of Excess Operating Costs and Excess Taxes for a specified calendar year, to be set forth in the notice to be given by Landlord to Tenant pursuant to Article 4.1(A) of this Lease.

         16. "OPERATING COSTS" means all costs, expenses and disbursements of every kind and nature incurred or paid in connection with the ownership, management, operation, repair and maintenance of the Project, and an equitable pro rata share of such costs, expenses and disbursements related to certain areas or improvements located or to be located on the Land or other land owned or controlled by Landlord or its affiliates in the vicinity of the Land for the non-exclusive benefit of the Building. Without limiting the generality of the foregoing, Operating Costs shall include, without limitation: (i) wages, salaries, benefits, fees and other compensation of all on and off-site employees of Landlord and Landlord's managing agent engaged either full or part time in the operation, management, or access control of the Project and payroll taxes, social security taxes, unemployment insurance taxes, fringe benefits, retirement plans, and insurance costs relating to such employees, all reasonably allocated based upon the time such employees or agents are engaged directly in providing such services; (ii) the cost of all utilities; (iii) the cost of all maintenance and service agreements and the equipment provided thereunder; (iv) costs of all repairs, alterations, additions, changes, and replacements, including, without limitation, such repairs, alterations, additions, changes, and replacements required by any law or any governmental regulation that are not required as of the date hereof by such law or regulation as presently interpreted and enforced, which items shall include, without limitation, structural changes, regardless of whether such costs when incurred are classified as capital expenditures; (v) the cost of acquisition and/or installation of capital investment items and/or capital improvements made by Landlord, amortized over the lesser of (i) their respective useful lives or (ii) the reasonably estimated payback period, which are (a) for the purpose of promoting safety, (b) reducing Operating Costs or Taxes, or (c) necessary in order to maintain the nature of the Project (taking into account the age of the Project), including capital investment items that are replacements of items which are obsolete or cannot be repaired in an economically feasible manner; (vi) the costs and expenses incurred or paid for all insurance, including, without limitation, casualty, rental abatement and liability insurance applicable to the Project and Landlord's personal property used in connection therewith, including the costs of repairs and restorations in accordance with the provisions of this Lease; (vii) the cost of replacing, as needed, fluorescent tubes or other lighting tubes or bulbs in Building-standard lighting fixtures located in tenants' premises in the Building, to the extent Landlord elects to make such replacement; (viii) the cost of legal and accounting services incurred by Landlord in connection with the management, maintenance, operation and repair of the Project; (ix) the costs of the management office for the Project or the Building; and (x) a management fee not to exceed five percent (5%) of the gross rental payable to Landlord by all tenants and occupants of the Building. "Operating Costs" shall not include the following: (a) expenses incurred in leasing or procuring tenants (including lease commissions, advertising expenses, and expenses of renovating or otherwise preparing space for occupancy by tenants); (b) interest or amortization payments on any mortgages or rents under ground leases; and (c) the cost of enforcing any leases and other expenses incurred in connection with negotiations or disputes with tenants, other occupants, or prospective tenants. There shall be no duplication of costs or reimbursements.

         17. "PROJECT" means the Land and the Building, together with any other improvements constructed or installed from time to lime on the Land.

         18.      "RENT" means the Base Rent and the Additional Rent.

         19. "TAXES" means all taxes, assessments, excises, levies, and other fees and charges of any kind or nature whatsoever by any public authority that are during the Term levied, imposed, assessed, charged, confirmed, or imposed upon, or become due and payable out of, or become a lien on the Project, or any portion thereof, or the appurtenances or facilities used in connection therewith or the operation thereof (including, without limitation, ad valorem taxes, personal property taxes, transit taxes, ordinary, special or extraordinary assessments, and governmental levies), whether such Taxes are presently levied, imposed, assessed, charged, confirmed, or imposed or are levied, imposed, assessed, charged, confirmed, or imposed after the date of this Lease. The costs or expenses incurred or paid by Landlord, if any, in contesting any Taxes shall also be included within the term "Taxes". The term "Taxes" shall not include income taxes payable by Landlord or any fine, penalty or interest charged to Landlord on account of any failure by Landlord to timely pay Taxes. Notwithstanding the foregoing, if at any time after the date of this Lease, the present method of taxation or assessment is changed so that the whole or any part of the Taxes shall be discontinued or reduced and as a substitute therefor or in lieu thereof a tax, assessment, excise, levy, or other fee or charge of any kind or nature whatsoever by any public authority is levied, imposed, assessed, charged, confirmed, or imposed, whether wholly or partially, as a special assessment or otherwise, on rents, income, profits, sales, or gross receipts derived from the Project, then such tax, assessment, excise, levy, or other fee or charge shall be deemed included within the term.

         20. "TAXES" to the extent that such tax, assessment, excise, levy, or other fee or charge would be payable if the Project were the only property of Landlord subject thereto and to the extent that ally such tax, assessment, excise, levy, or other fee or charge is not payable directly by Tenant pursuant to Section 4.3 of this Lease or payable directly by other tenants of the Project pursuant to provisions in such tenants' leases similar to said Section 4.3.

                                   EXHIBIT "F"

                            JANITORIAL SPECIFICATIONS

GENERAL:

         1.       Vacuum carpet nightly on Business Days.

         2. Empty all waste receptacles and remove waste paper and rubbish from the premises; wash receptacles as necessary.

         3. Hand dust and wipe with damp or treated cloth all office furniture, files, fixtures, paneling, and all other horizontal surfaces as necessary. Desks and other furniture must be cleared of all items by tenant.

         4. Damp wipe and polish all glass furniture tops as necessary. Furniture must be cleared of all items by the tenant.

         5. Remove all finger marks and smudges from all vertical surfaces, including doors, door frames, around light switches, private entrance glass and partitions as necessary.

         6. Keep in clean condition all stairwells throughout the Building.

         7. Damp mop to remove any beverage spillage or spots that appear on non-carpeted flooring.

         8. Spray buff lobbies, corridors, and other heavy traffic areas having hard surfaces as needed to maintain proper condition and appearance.

         9.       Dust areas reachable without ladders as necessary.

         10.      Wipe clean, polish and vacuum elevators.

         11. Dust air grills and ceiling recessed light fixtures as necessary.

         12.      Keep Janitorial closets in a clean, neat, orderly condition.

RESTROOMS:

         1.       Empty and sanitize all receptacles and sanitary disposals.

         2. Fill toilet tissue, soap, towel, and sanitary napkin dispensers as necessary.

         3.       Mop, rinse, and dry floor.

         4.       Clean all mirrors, bright work and enameled surfaces.

         5.       Scrub floors as necessary.

         6.       Wash and disinfect all basins, urinals, and bowls.

         7. Wash with disinfectant when necessary all partitions, the walls and outside surfaces of all dispensers and receptacles.

FLOORS:

         1. Sweep vinyl asbestos, asphalt, vinyl, rubber or other composition floors.

         2. Sweep ceramic the and brick floors and wash or scrub same as necessary.

         3. Special floors, i.e. Mexican tile, terrazzo, brick, etc., requiring coloring and/or sealing will be done at an additional cost.

         4. Strip and refinish Common Area hard surface floors as necessary to maintain shine and appearance.

         5. Carpet shampooing and/or steam cleaning of large areas will be done at all additional cost. Wax and buff the floors in office areas on an as needed basis.

                                   EXHIBIT "G"

         FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         THIS AGREEMENT made this ____ day of __________, ______, by and between ______________________ (hereinafter called "LENDER") and ___________________
(hereinafter called "TENANT").

                                WITNESSETH THAT:

         WHEREAS, Lender is the owner and holder or a Deed to Secure Debt and Security Agreement (hereinafter called the "SECURITY INSTRUMENT") covering the real property described in EXHIBIT "A" attached hereto and incorporated herein and the buildings and improvements thereon (hereinafter collectively called the "MORTGAGED PREMISES") securing the payment of a promissory note in the stated principal amount of $_____________ payable to the order of Lender (the "NOTE");

         WHEREAS, Tenant is the tenant under a lease (hereinafter called the "LEASE") dated ______________________, made by ____________________________, as landlord (said landlord and its successors and assigns occupying the position of landlord under the Lease hereinafter called "LANDLORD"), covering certain properly (hereinafter called the "DEMISED PREMISES") consisting of a part or the Mortgaged Premises; and

         WHEREAS, Tenant and Lender desire to confirm their understanding with respect to the Lease and the Security Instrument;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Tenant hereby agree and covenant as follows:

         1. Subordination. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Security Instrument, with the provisions of the Security Instrument controlling in all respects over the provisions of the Lease, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Instrument, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.

         2. Non-Disturbance. So long as (i) Tenant is not in default (beyond any applicable cure period that may be expressly set forth in the Lease) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, (ii) the Lease is in full force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, and (iii) Tenant attorneys to Lender or a purchaser of the Mortgaged Premises as provided in PARAGRAPH 3, then (a) Tenant's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Security Instrument, and (b) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Security Instrument.

         3. Attornment. If Lender shall become the owner of the Mortgaged Premises, or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument, or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, then, in either such event, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Landlord, Tenant shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Security Instrument or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or deed in lieu of foreclosure or otherwise, to evidence such attornment. Tenant hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or deed in lieu of foreclosure.

         4. Obligations and Remedies. If Lender shall become the owner of the Mortgaged Premises, or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument, or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, then, in either such event, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any applicable cure period that may be expressly set forth in the Lease) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Upon attornment by Tenant as provided herein, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease and Tenant shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of Landlord; provided, however, that Lender or such purchaser shall not be liable or bound to Tenant: (a) for any act or omission of any prior Landlord (including Landlord); or (b) for any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or (c) for or by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or (d) by any amendment or modification of the Lease made without Lender's consent; or (e) for any security deposit, rental deposit or similar deposit given by Tenant to a prior landlord (including Landlord) unless such deposit is actually paid over to Lender or such purchaser by the prior landlord; or (f) for any repairs or replacements to or required by the Demised Premises or the Mortgaged Premises arising prior to the date Lender or such purchaser takes possession of the Mortgaged Premises; or (g) for any moving, relocation or refurbishment allowance or any construction of or payment or allowance for tenant improvements to the Demised Premises or any part thereof or to the Mortgaged Premises or any part thereof for the benefit or Tenant; or
(h) for the payment of any leasing commissions or other expenses for which any prior landlord (including Landlord) incurred the obligation to pay; or (i) by any notice given by Tenant to a prior landlord (including Landlord) unless a copy thereof was also then given to Lender. The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only for matters arising during such person's or entity's period of ownership, and such liability shall terminate upon the transfer by such person or entity of its interest in the Lease and the Mortgaged Premises.

         5. No Abridgment. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any applicable cure period that may be expressly set forth in the Lease) in the payment of rent or additional rent or in the performance of any of the other terms. covenants or conditions of the Lease on Tenant's part to be performed.

         6.       Notices of Default to Lender. Tenant agrees to give Lender:
(i) a copy or any default notice sent by Landlord under the Lease to Tenant or by Tenant to Landlord; and (ii) written notice of any default under the Lease by any party to the Lease upon Tenant's learning thereof.

         7. Representations by Tenant. Tenant represents and warrants to Lender that Tenant has validly executed the Lease: the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; the term of the Lease has commenced; Tenant has accepted possession of the Demised Premises and any improvements required by the terms of the [lease have been completed to the satisfaction of Tenant; no rent under the Lease has been paid more than thirty
(30) days in advance of its due date; there are no defaults existing under the Lease; and Tenant, as of this date, has no charge, lien, counterclaim or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

         8. Rent Payment. If Lender shall become the owner of the Mortgaged Premises, the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument, or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, then, in any such event, Tenant shall pay all rents directly to Lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Landlord's interest under the Lease. Tenant further agrees to pay all rents directly to Lender immediately upon notice that Lender is exercising its rights to such rents under the Security Instrument or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Landlord or other applicable party. Tenant shall be under no obligation to ascertain whether a default by Landlord has occurred under the Security Instrument or any other loan documents. By executing the loan documents executed in connection with the Note, Landlord has waived any right, claim or demand it may now or hereafter have against Tenant by reason of such direct payment to Lender and has agreed that such direct payment to Lender shall discharge all obligations of Tenant to make such payment to Landlord.

         9. Notice of Security Instrument. To the extent that the Lease shall entitle Tenant to notice of any deed to secure debt or other security instrument or agreement, this Agreement shall constitute such notice to the Tenant with respect to the Security Instrument and to any and all other security instruments or agreements which may hereafter be subject to the terms of this Agreement.

         10. Landlord Defaults. Tenant agrees with Lender that effective as of the date of this Agreement: (i) Tenant shall not take any steps to terminate the Lease for any default by Landlord or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure of the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable time to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Landlord under the Lease (oral or written) shall not constitute notice to Lender.

         11. No Amendment, Termination, Assignment, or Subletting of Lease. Tenant agrees that Tenant's interest in and obligations under the Lease shall not be altered, modified or terminated without the prior written consent of Lender. Tenant further agrees that Tenant shall not assign the Lease or allow it to be assigned in any manner or sublet the Demised Premises or any part thereof without the prior written consent of Lender in any situation where Landlord's consent to any such action is required under the Lease.

         12. Notice. All notices, consents, demands, requests, documents, or &her communications required or permitted hereunder (collectively, "NOTICES") shall be deemed given, whether actually received or not, when dispatched for local hand delivery or one (I) Business Day after deposited for delivery by air or next-day express courier (with signed receipts) to the other party, or on the second Business Day after deposit in the United States mail, postage prepaid, certified, return receipt requested, except for notice of change of address which shall be deemed given only upon actual receipt. The time period for any action or response to any notice shall begin upon actual receipt of such notice (with receipt of a facsimile copy not constituting receipt for purposes of commencing any such period), with rejection or other refusal, or inability to deliver, being deemed receipt. The addresses of the parties for notices shall be the addresses set forth below, in this PARAGRAPH 12, or such other address subsequently specified by such party in notices given pursuant to this paragraph.

                  To Lender:
                                    ----------------------------------------
                                    ----------------------------------------
                                    Attention:
                                                ----------------------------

                  with a copy to:
                                    ----------------------------------------
                                    ----------------------------------------
                                    Attention:
                                                ----------------------------

                  To Tenant:
                                    ----------------------------------------
                                    ----------------------------------------
                                    Attention:
                                                ----------------------------

         13. Modification. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors ill interest.

         14. Successor Lender. The term "LENDER" as used throughout this Agreement includes any successor or assign of Lender and any holder(s) of any interest in the indebtedness secured by the Security Instrument.

         15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective successors and assigns.

         16. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         17. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include ally other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

         18. Applicable Law. This Agreement and the rights and duties of the parties hereunder shall be governed by all purposes by the law of the state of where the Mortgaged Premises is located and the law of the United States applicable to transactions within such slate.

         IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the day and year first above written.

Signed, sealed and delivered in the          LENDER:
presence of:


-------------------------------------        -----------------------------------
Unofficial Witness

                                             By:
                                                --------------------------------
[NOTARIAL SEAL]                                 Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
My Commission Expires:
                                                     [BANK OR OTHER SEAL]

-------------------------------------

Signed, sealed and delivered in the          TENANT:
presence of:


-------------------------------------        -----------------------------------
Unofficial Witness

                                             By:
                                                --------------------------------
[NOTARIAL SEAL]                                 Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
My Commission Expires:
                                                     [BANK OR OTHER SEAL]

-------------------------------------

                                   EXHIBIT "H"

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                           TENANT ESTOPPEL CERTIFICATE

                                                                          [date]

-------------------------------------
-------------------------------------
-------------------------------------

         RE: Lease Agreement dated _____________, _____ by and between ___________________, as landlord, and _____________________, as tenant ("TENANT"), with respect to certain premises located in the property commonly referred to as _______________________, Fulton County, Georgia

Gentlemen:

         In connection with the proposed [acquisition of]/[loan in the original principal amount of approximately $____________ to be secured by] that certain real property of which the premises demised under the Lease is a part, Tenant hereby acknowledges that in connection with such [acquisition]/[loan] all of landlord's right, title and interest in and to the Lease will be assigned to the [buyer]/[lender], _______________________, or its successors or assigns.

         Tenant hereby certifies to the landlord under the Lease ("LANDLORD") and to such [buyer]/[lender], and their respective successors and assigns, that the following are tree and correct as of the date of this certificate:

         1. A true and correct copy of the initial lease agreement and all amendments, if any, thereto is attached to this certificate (which initial lease agreement, together with such amendments, if any, are herein called the "LEASE"). The Lease is in full force and effect and is the entire agreement between Landlord and Tenant with respect to the premises and the property of which the premises is a part, and the Lease has not otherwise been modified or amended in any respect.

         2. The undersigned is the tenant under the Lease, and the premises consists of approximately _______________ rentable square feet. Tenant has accepted possession of the entire premises and is currently occupying the entire premises and has not assigned, pledged, hypothecated or otherwise transferred any of its right, title or interest in or to the Lease, or sublet any portion of the premises, except as follows: ___________________________. To Tenant's knowledge, Landlord has not assigned, pledged, hypothecated or otherwise transferred any of its fight, title or interest in or to the Lease.

         3. The commencement date under the Lease occurred on _____________, ____, and the term of the Lease is scheduled to expire on
_____________, ____, subject to earlier
termination by Landlord in accordance with the Lease and to any right of Tenant to extend or renew such term as set forth in the next sentence. Tenant has no right to extend or renew the initial term of the Lease, except as follows:
_________________________.

         4. Tenant is obligated to pay the base rental and other payments and charges (collectively, "RENT") provided for under the Lease, and Tenant has no offset or abatement rights with respect to rent, except as may be expressly set forth in the Lease, if any. The installment of base rental payable by Tenant for the current month is in the amount of $__________, and Tenant has paid such installment. The next installment of base rental payable by Tenant is in the amount of $__________ and is payable on or before the first day of the month following the date of this certificate. Tenant has not paid any rent more than thirty days in advance of its due date. Pursuant to the Lease, tenant has paid a security deposit to landlord in the amount of $__________, and Landlord does not hold any other funds on behalf of Tenant or in Which Tenant has any interest. Tenant's share, for purposes of operating costs, taxes, and other purposes set forth in the Lease, is approximately %.

         5. Except as may be expressly set forth in the Lease, if any, Tenant has no right of first refusal or first offer, expansion right or any other right to lease additional space from Landlord, no right to purchase any portion of the project of which the premises is a part, and no right to cancel or terminate the Lease or to surrender or reduce all or any portion of the Premises.

         6. Tenant and, to Tenant's knowledge, Landlord have fully and completely performed and satisfied their respective duties and obligations under the Lease required to be performed and satisfied on or before the date hereof. As of the date hereof, neither Tenant, nor, to Tenant's knowledge, Landlord is in default under the Lease, and, to Tenant's knowledge, no event, condition or circumstance has occurred which, with the giving of notice or the lapse of time, or both, would constitute a default by Tenant or Landlord under the Lease. To Tenant's knowledge, Tenant has no claims, actions or causes of action against Landlord and no defenses, counterclaims or setoffs against enforcement of the Lease or any of the terms, covenants, and conditions thereof. All tenant improvement allowances and other allowances or concessions payable by Landlord have been paid or satisfied in full, and any obligation or duty of Landlord to construct or install any tenant improvements or other work has been performed and satisfied, except as follows: ____________________________.

         7. Tenant is not subject to any bankruptcy, insolvency or similar proceedings in any federal, state or other court or jurisdiction.

         The statements herein made shall be binding upon Tenant and its successors and assigns, shall inure to the benefit of Landlord and the aforesaid [buyer]/[lender], and their respective successors and assigns, and are made with the understanding that Landlord and the aforesaid [buyer]/[lender], and their respective successors and assigns, will rely hereon in connection with the referenced [acquisition]/[loan]. The individual executing this certificate on behalf of Tenant hereby represents and warrants that he or she has full right, power and authority so to execute this certificate on behalf of Tenant.

                                             TENANT:


                                             -----------------------------------


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------